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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BLC FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                                      N/A
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(2) Aggregate number of securities to which transaction applies:
                                      N/A
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11:
--------------------------------------------------------------------------------

              (4) Proposed maximum aggregate value of transaction:
                                      N/A
--------------------------------------------------------------------------------

                              (5) Total fee paid:
                                      N/A
--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.: N/A
--------------------------------------------------------------------------------

(3) Filing Party: N/A
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(4) Date Filed: N/A
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

                          BLC FINANCIAL SERVICES, INC.
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON                , 1997

                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BLC Financial Services, Inc. (the 'Company') will be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 on
              , 1997 at 11:00 a.m. (the 'Meeting'), for the following purposes, all as more fully described in the attached Proxy Statement.

          1. To consider and approve an amendment to the Certificate of Incorporation of the Company (the 'Certificate of Incorporation') to adopt a 'fair price' provision.

          2. To consider and approve an amendment to the Certificate of Incorporation to provide for the classification of the Board of Directors into three classes.

          3. To consider and approve an amendment to the Certificate of Incorporation to require the consent of the holders of seventy-five percent (75%) of the stockholders to take action without a meeting of stockholders.

          4. To consider and approve an amendment to the Certificate of Incorporation requiring the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter or repeal the By-laws and to allow the Board of Directors to amend, alter or repeal the By-laws without the consent of the Company's stockholders.

          5. To consider and approve an amendment to the Certificate of Incorporation to require the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter or repeal the amendments to the Certificate of Incorporation that are proposed to be adopted in the attached Proxy Statement in Proposals 1 through 4, as well as such amendment.

          6. To consider and approve an amendment to the By-laws of the Company (the 'By-laws') to require that special meetings of stockholders may be called only by the Board of Directors, the President or the Chairman of the Board.

          7. To consider and approve an amendment to the By-laws to require that stockholders submit director nominations and other business to be considered at meetings of stockholders at least 90 days in advance of such meeting.


          8. To elect seven directors of the Company.

          9. To consider and approve alternative proposals to amend the Certificate of Incorporation to effect a one-for-two, one-for-three, one-for-four or one-for-five reverse stock split of the outstanding shares of common stock, par value $.01 per share, of the Company.

          10. To approve adoption of the Amended 1995 Management Incentive Plan.

          11. To ratify the appointment of Richard A. Eisner & Company LLP as auditors of the Company for the current fiscal year ending on June 30, 1997.

          12. To consider and act upon any matters incidental to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 1, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.

     Enclosed your copy of the Annual Report of the Company for the fiscal year ended June 30, 1996.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AND TO AVOID ADDED PROXY SOLICITATION COSTS. THEREFORE, YOUR PERSONAL ATTENDANCE OR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND DECIDE TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Board of Directors


                                          JENNIFER M. NAPIER
                                          Assistant Secretary

New York, NY
              , 1997

                          BLC FINANCIAL SERVICES, INC.

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON                   , 1997

                            ------------------------

                                    GENERAL

     This Proxy Statement is first being mailed to stockholders on or about
                  , 1997, and is solicited by and on behalf of the Board of Directors (the 'Board' or the 'Board of Directors') of BLC Financial Services, Inc., a Delaware corporation (the 'Company'), for use at the Annual Meeting of
Stockholders of the Company to be held on                   , 1997 (the
'Meeting'), at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153, at 11:00 a.m., and at any adjournment thereof. The Company's principal executive offices are located at 919 Third Avenue, New York, New York 10022.

     If the proxy card accompanying this Proxy Statement is properly executed and returned, the shares of common stock, par value $.01 per share of the Company (the 'Common Stock'), represented thereby will be voted as instructed on the proxy card, but if no instructions are given, such shares of Common Stock will be voted in favor of (i) the addition of a 'fair price' provision to the Certificate of Incorporation of the Company (the 'Certificate of Incorporation') that regulates business combinations with any person or group beneficially owning fifteen percent (15%) or more of the Common Stock, including a voting requirement of seventy-five percent (75%) of the voting power of all outstanding voting shares of the Company (excluding shares held by such fifteen percent (15%) stockholder or group of stockholders) for a business combination, unless the business combination is approved by a majority of the Company's Continuing Directors (as defined below) or satisfies certain minimum price and procedural requirements, (ii) the addition to the Certificate of Incorporation of a provision classifying the Board of Directors into three classes, (iii) the addition to the Certificate of Incorporation of a seventy-five percent (75%) voting requirement for any stockholder action to be taken by written consent,
(iv) the amendment to the Certificate of Incorporation requiring the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter and repeal the By-laws and to allow the Board of Directors to amend, alter or repeal the By-laws without stockholder consent, (v) the addition of a seventy-five percent (75%) voting requirement (as described below) in order to amend, alter or repeal the proposed amendments to the Certificate of Incorporation and By-laws that are adopted pursuant to Proposals 2 through 8,
(vi) the amendment to the By-laws of the Company (the 'By-laws') eliminating the ability of stockholders to call a special meeting, (vii) the addition to the By-laws of a provision requiring that stockholders submit director nominations and other business to be considered at meetings of stockholders at least 90 days in advance of any such meeting of stockholders, (viii) each of the nominees for directors of the Company, (ix) the alternative proposals to amend the Certificate of Incorporation to effect a one-for-two, one-for-three, one-for-four or one-for-five reverse stock split of the outstanding Common Stock, (x) the adoption of the Amended 1995 Management Incentive Plan, (xi) the ratification of the appointment of Richard A. Eisner & Company LLP as auditors of the Company for the current fiscal year ending on June 30, 1997 and (xii) any other matters incidental to the foregoing purposes and to transact such other business as may properly come before the Meeting.

                            SOLICITATION OF PROXIES

     If the enclosed form of proxy is executed and returned, it will be voted as directed, but may be revoked at any time insofar as it has not been exercised, either by a written notice of the revocation received by the persons named therein, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof. The form of proxy vests in the persons named therein as proxies discretionary authority to vote on any matter that may properly come before the Meeting not presently known to the Board of Directors.

     The cost of preparing and mailing the Notice of Annual Meeting and this Proxy Statement and soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal interview. The Company will request brokers, nominees, fiduciaries and custodians to forward proxy material to their principals and beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding the proxy materials.

                                 VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 1, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to receive notice of and to vote at the Meeting and at any adjournment thereof. Only stockholders of record on that date are entitled to vote at the Meeting. As of the Record Date, 17,341,216 shares of Common Stock were outstanding and entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is needed for a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for the purpose of determining the presence of a quorum. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve Proposals 1 through 7 and 9, a plurality of the votes of the holders of shares of Common Stock, represented in person or by proxy, is necessary to elect nominees for directors and the affirmative vote of the holders of a majority of shares of Common Stock, represented in person or by proxy, is necessary to effectuate Proposals 10 and 11, and any other matter that may properly come before the Meeting, except as otherwise required by applicable law. Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

     The Board of Directors believes that of the principal stockholders of the Company identified in the table set forth in 'Security Ownership of Certain Beneficial Owners and Management,' holders of at least 33.1% of the outstanding Common Stock of the Company will vote in favor of Proposals 1 through 11.


                   POSSIBLE CONSEQUENCES OF THE ANTI-TAKEOVER
                           EFFECTS OF THE AMENDMENTS

     The Board of Directors has evaluated the potential vulnerability of the Company's stockholders to the threat of unfair or coercive takeover tactics and has considered the range of possible responses to any such threat. The Board of Directors has unanimously approved, and recommends to the Company's stockholders for their approval, the amendments to the Certificate of Incorporation and By-laws described in Proposals 1 through 7 set forth below. Proposals 1 through 7 are referred to collectively as the 'Amendments.'

     Proposals 1 through 7 involve related amendments to the Certificate of Incorporation and By-laws designed to assist the Company's stockholders in obtaining fair and equitable treatment in the event of a takeover of the Company. These Proposals include (i) the addition of a 'fair price' provision to the Certificate of Incorporation that regulates business combinations with any person or group beneficially owning fifteen percent (15%) or more of the Common Stock, including a voting requirement of seventy-five percent (75%) of the voting power of all outstanding voting shares of the Company (excluding shares held by such fifteen percent (15%) stockholder or group of stockholders) for a business combination, unless the business combination is approved by a majority of the Continuing Directors or satisfies certain minimum price and procedural requirements; (ii) the addition to the Certificate of Incorporation of a provision classifying the Board of Directors into three classes; (iii) the addition to the Certificate of Incorporation of a seventy-five percent (75%) voting requirement for any stockholder action to be taken by written consent;
(iv) an amendment to the Certificate of Incorporation requiring the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter and repeal the By-laws and to allow the Board of Directors to amend, alter or repeal the By-laws without stockholder consent; (v) the addition of a seventy-five percent (75%) voting requirement in order to amend, alter or repeal the proposed amendments to the Certificate of Incorporation that are adopted pursuant to Proposals 1 through 5, as well as to this amendment;
(vi) an amendment to the By-laws eliminating the ability of stockholders to call a special meeting; and (vii) the addition to the By-laws of a provision requiring that stockholders submit director nominations and other business to be considered at meetings of stockholders at least 90 days in advance of any such meeting of stockholders.

     The Amendments are not in response to any effort, of which the Company is aware, to accumulate the Common Stock or to obtain control of the Company. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights, and partial tender offers and the related use of 'two-tiered' pricing. The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as result in unfair differences in treatment of stockholders who act immediately in response to announcement of takeover activity and those who choose to act later, if at all.

     While the Amendments, individually and collectively, give added protection to the Company's stockholders, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy fight, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders. The Amendments also may delay the assumption of control by a holder of a large block of the Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the Amendments may have the effects of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board of Directors, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock. By having the effect of discouraging takeover attempts, the Amendments also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the Common Stock that often result from actual or rumored takeover attempts.

     In addition to the proposed Amendments to the Certificate of Incorporation and By-laws, an existing provision of the Certificate of Incorporation may have the effect of making more difficult and discouraging an attempt to acquire control of the Company without approval by the Board of Directors, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders. The Certificate of Incorporation currently authorizes the Board of Directors to issue shares of preferred stock having such rights, preferences and privileges as designated by the Board of Directors without stockholder approval. There are currently 2,000,000 authorized but unissued shares of preferred stock. Such authorized and unissued preferred stock could be used by the Board of Directors for defensive purposes, including the issuance of shares having special privileges or rights to third parties, which may have the effect of delaying or discouraging an attempt to acquire control of the Company. For example, the Board of Directors of the Company has the ability to adopt a stockholder rights plan pursuant to which it might issue shares of preferred stock having the same economic value and voting rights as shares of Common Stock upon the occurrence of certain triggering events. While the Company has no present intention to adopt any such rights plan, it reserves the right to do so in the future.

     The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of Proposals 1 through 7. The Board of Directors further believes that it is preferable to act on the proposed Amendments when they can be considered carefully rather than during an unsolicited bid for control.

     Under Delaware law, each of the proposed Amendments to the Certificate of Incorporation and By-laws described in Proposals 1 through 7 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock. All of the proposals are permitted by law. If stockholders approve any or all of the Amendments, the Company will file an amendment to the Certificate of Incorporation of the Company that reflects the amendments which have been approved with the Secretary of State of the State of Delaware. Each of the Amendments adopted by the Company's stockholders will become effective regardless of whether any of the other Amendments to be acted upon at the Meeting is adopted.

     The full text of each Amendment for which approval is sought in Proposals 1 through 7 is set forth in the exhibits to this Proxy Statement, and the following summaries of such Amendments are qualified in their entirety by reference to such exhibits. Stockholders are urged to read carefully the following description and discussion of the proposed Amendments and exhibits to this Proxy Statement before voting on the Amendments.

                   PROPOSAL 1--FAIR PRICE AMENDMENT

     The Board of Directors has approved a resolution amending the addition to the Certificate of Incorporation to add a 'fair price' provision (the 'Fair Price Amendment'). At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit 1. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit 1. The Fair Price Amendment would require the satisfaction of certain minimum price and procedural requirements by any party who, together with its Affiliates or Associates (as defined below), acquires more than fifteen percent (15%) of the Common Stock (as further defined below, an 'Interested Stockholder'), and then seeks to effectuate a merger or other business combination or other transaction that could eliminate or could significantly change the interests of the remaining stockholders, unless such business combination or other transaction is approved by a majority of the Continuing Directors (as defined below) or by the vote of the holders of not less than seventy-five percent (75%) of the voting power of the outstanding shares of the Company (excluding shares owned by such Interested Stockholder and any of its Affiliates or Associates).

     The Board of Directors has observed that it has become relatively common in corporate takeover transactions for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then offer to purchase the remaining equity interest from the balance of the stockholders at a price per share that is lower than the price paid to acquire the controlling interest and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issuance.

     In these two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step offer to purchase their shares than many long-term stockholders, who may have to accept a lower price in the second step. Moreover, in two-tier transactions, even stockholders who tender their shares in response to a higher first-step cash tender offer cannot be assured that all of their shares will be accepted, because such offers often include proration provisions limiting the number of shares that the acquiring party is obligated to accept at the higher price. Consequently, many stockholders may receive only the average price per share offered by the acquiring party for all of the shares of the corporation. In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required in a tender offer transaction, such laws do not assure stockholders that the terms of the business combination will be fair from a financial point of view. Furthermore, such laws do not assure that minority stockholders can effectively prevent the consummation of a business combination that is opposed by the corporation's board of directors.

     The Board of Directors generally believes that such two-tier pricing tactics would be unfair to the Company's stockholders. Such coercive tactics often, by design, cause stockholders to act precipitously out of fear of being forced to accept a lower price for all of their shares, or being relegated to the status of a minority stockholder in a controlled corporation. Being in a minority position following a successful tender offer is likely to reduce substantially the market value of a stockholders' investment. A minority stockholder also may be subject to actions the acquiror may take with respect to the Company to pay off the cost of the tender offer, such as sales of assets or abandonment of capital spending programs. Thus, such two-tier tactics may pressure stockholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a stockholder of the Company or liquidating their investment. Moreover, the sale of such shares might facilitate an acquiring party's acquisition of a controlling interest, at which point the acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.

     Merely by being launched, a tender offer also could put the Company 'in play,' so that a large amount of its stock ownership may find its way into the hands of arbitrageurs and others whose outlook is solely toward short-term gain. If the stockholders of the Company do not perceive that the Company has sufficient defensive measures to enable the Company to remain independent, to sell to a competing bidder at a higher price, to successfully negotiate a better price with the existing bidder or to ensure that remaining minority stockholders will receive an adequate price in a second-step transaction, such stockholders may be induced to sell to arbitrageurs in market transactions in order to lock in most of the then current tender offer price in case the bidder decides to withdraw the offer. The stockholders thus would be deprived of a potentially higher price from another bidder. Furthermore, if the Company is unable to remain independent, it will not be able to pursue its long-term strategy, and stockholders would be deprived of the opportunity to increase their investment as a result of the Company's execution of its strategic plans. The Fair Price Amendment and the other measures proposed in the Amendments are designed to comprise a package of measures that stockholders will regard as affording them adequate protection against unfair and abusive takeover measures and, thus, to reduce or eliminate the high pressure to sell generated by takeover bids.

     The Fair Price Amendment is designed to assure minority stockholders that they will receive a fair price for their shares in a second step if a transaction utilizing two-tier pricing or similar inequitable tactics is attempted by a person seeking to take over the Company. The Amendment, however, is not designed to prevent or deter all tender offers for shares of the Company. The Amendment should not significantly affect an offer for all of the shares of Common Stock at the same price or preclude offers at different prices. Nor does the Amendment preclude an acquiring party from making a tender offer for some of the Company's shares without subsequently proposing a business combination. Except for the restrictions on second-step business combinations, the Fair Price Amendment will not prevent a holder of a controlling interest in the Common Stock from exercising control over or increasing its interest in the Company.

     While the Fair Price Amendment is designed to help assure fair treatment of all stockholders in the event of a takeover attempt, the Board of Directors does not believe that the adoption of the Fair Price Amendment would preclude the Board from opposing any future takeover proposal that it believes not to be in the best interests of the Company and its stockholders, whether or not such a proposal satisfies the minimum price criteria and procedural requirements of the Fair Price Amendment.

DESCRIPTION OF FAIR PRICE AMENDMENT

     Special Vote Required for Certain Business Combinations. Under current Delaware law, most business combinations, as well as a reclassification of securities, a recapitalization of the Company involving amendments to the Certificate of Incorporation or a plan for the dissolution of the Company, generally require approval by a majority of the Board of Directors and the holders of a majority of the outstanding shares of voting stock. Section 203 of the DGCL, however, generally requires approval by holders of two-thirds
(66- 2/3%) of the Company's outstanding voting stock (other than shares held by an Interested Stockholder (as defined in Section 203 of the DGCL) and its Affiliates and Associates) for various Business Combinations (as defined in
Section 203 of the DGCL) between the Company and an Interested Stockholder unless certain other requirements are met, such as prior approval of the business combination by the Board of Directors.

     If adopted, the Fair Price Amendment would require the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all outstanding shares of the Company's voting stock (excluding shares owned by the Interested Stockholder and its Affiliates and Associates) to approve any Business Combination (as such term is defined in the Fair Price Amendment) unless the Interested Stockholder (i) satisfied certain minimum price criteria and procedural requirements or (ii) obtained approval of the transaction by a majority of the Continuing Directors. If the price criteria and procedural requirements is met or the requisite approval of the Board is obtained with respect to a particular Business Combination, the normal requirements of Delaware law will apply. Thus, depending upon the circumstances, a Business Combination may require the foregoing disinterested seventy-five percent (75%) stockholder vote pursuant to the Fair Price Amendment, the foregoing disinterested two-thirds (66- 2/3%) vote pursuant to Section 203 of the DGCL, or a majority vote or no vote pursuant to other provisions of Delaware law.

     At the Record Date, Robert F. Tannenhauser beneficially owned 26.6% of the Common Stock. If another person through a tender offer or otherwise acquired 51% of the outstanding Common Stock of the Company and attempted to effect a Business Combination and Mr. Tannenhauser had retained all such shares, then Mr. Tannenhauser would beneficially own 54.3% of the shares not held by the acquiring person (26.6%/49%) and would be in a position to block such a second-step transaction unless the acquiring person paid the required minimum price and observed the required procedural safeguards or unless the Continuing Directors approved the Business Combination as discussed below. Mr. Tannenhauser would have essentially the same power under the terms of the voting provisions of Section 203 of the DGCL.

     Definition of Key Terms. 'Interested Stockholder' is defined in the Fair Price Amendment as any person (other than the Company or any subsidiary, which for purposes of the definition of 'Interested Stockholder,' means a company of which a majority of any class of equity security is owned directly or indirectly by the Company), who together with its Affiliates or Associates (i) is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding capital stock of the Company with respect to the election of directors of the Company; (ii) is an Affiliate or Associate (as defined in the Fair Price Amendment) of the Company or any subsidiary and who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding capital stock of the Company with respect to the election of directors of the Company; or (iii) is an assignee of or has otherwise succeeded to any shares of capital stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested

Stockholder, if such assignment or succession occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended (the 'Securities Act').

     A person is deemed a 'beneficial owner' of any capital stock of the Company
(i) that such person or any of its Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 under the Securities
Exchange Act of 1934, as in effect on                   , 1997; (ii) that such
person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (excluding shares held by such Affiliate or Associate solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed to beneficially own); or (iii) that are beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities

Exchange Act of 1934, as in effect on                   , 1997, by any other
person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described above) or disposing of any shares of capital stock; provided, however, that in the case of any employee stock ownership or similar plan of the Company or of any subsidiary whose beneficiaries possess the right to vote any shares of capital stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate or Associate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of capital stock held under any such plan.

     An 'Affiliate' of a specified person is a person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The term 'Associate', as used to indicate a relationship with any person, means (a) any company (other than the Company or any subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or of any parent or subsidiary of the Company.

     A 'Business Combination' includes the following transactions:

           (i)  any merger or consolidation of the Company or any subsidiary (which for purposes of the definition of 'Business Combination' means any company of which a majority of any class of equity security is beneficially owned by the Company) with or into any Interested Stockholder or any other company
                (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

          (ii)  any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of
                any Interested Stockholder of any assets of the Company or any subsidiary having an aggregate Fair
                Market Value in excess of $1,000,000 or more;

         (iii)  the issuance or transfer by the Company or any subsidiary (in one transaction or a series of transactions) of any securities of the Company or any subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more;

          (iv)  the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested
                Stockholder; or

           (v)  any reclassification of securities (including any reverse stock split) or recapitalization of the
                Company, or any merger or consolidation of the Company with any subsidiary of the Company, or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary that is beneficially owned by an
                Interested Stockholder or any Affiliate or Associate of any Interested Stockholders.

     Notwithstanding any of the foregoing, the term Business Combination does not include any transaction between the Company or any subsidiary and another company fifty percent (50%) or more of the voting stock of which is owned by the Company or any subsidiary and none of the voting stock of which is owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder if each holder of common stock of the Company or any subsidiary receives the same type of consideration in proportion to his holdings.

     A 'Continuing Director' is any member of the Board of Directors who is unaffiliated with the Interested Stockholder, and was either a member of the Board on the effective date of the Amendments or prior to the time that the Interested Stockholder in question became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors.

     The term 'Fair Market Value' means (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for NYSE-listed stock, or if such stock is not quoted on the Composite Tape on the NYSE or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation during the 30-day period immediately preceding the date in question in the over-the-counter market, as reported on The Nasdaq Stock Market, Inc. ('Nasdaq') or such other system then in use, or, if no such quotations are available, the fair market value on the date in question as determined in good faith by a majority of the Continuing Directors and (ii) in the case of property other than cash or stock, the fair market value on the date in question as determined in good faith by a majority of the Continuing Directors.

     Exceptions to Special Vote Requirements. The special stockholder vote described above would not be required (1) if the transaction has been approved by a majority of the Continuing Directors provided that there are at least three Continuing Directors; or (2) if all of the minimum price criteria and procedural requirements described in paragraphs (a) and (b) below are satisfied.

     (a) Minimum Price Criteria. In general, in a Business Combination involving cash or other consideration being paid to holders of outstanding Common Stock, the Fair Market Value of such consideration as of the date of the consummation of the Business Combination (the 'Consummation Date') would be required to meet certain minimum price criteria described below.

     In the case of payments to holders of the Common Stock, the aggregate amount of cash and the Fair Market Value as of the Consummation Date of consideration other than cash per share to be received by such holders would have to be at least equal to the highest of:

           (i)  the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any
                shares of Common Stock acquired by it or them;

          (ii)  the higher of: (A) the highest Fair Market Value per share of Common Stock during the three-month period ending on the day after the date of the first public announcement of the proposal of the
                Business Combination (the 'Announcement Date') or (B) (if applicable) the Fair Market Value per share of Common Stock on the date on which the Interested Stockholder became an Interested
                Stockholder (the 'Determination Date'), provided that the Determination Date is not more than two years prior to the Announcement Date;

         (iii)  (if applicable) the price per share equal to the Fair Market Value during the period specified in clause (A) of paragraph (ii) above, multiplied by the ratio of (x) the highest per share price
                (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the
                Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (y)
                the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of Common
                Stock; and

          (iv)  the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or, if no such record date is set, then the Announcement Date), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community; provided, however, that if the common stock of the Interested Stockholder is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act (or in a comparable provision of any superseding statute), and such Interested Stockholder is a direct or indirect subsidiary of another person the common stock of which is and has been so registered, the price/earnings shall be that of such other person.

     The following example (which uses hypothetical amounts) illustrates the operation of the minimum price mechanism with respect to a Business Combination with an Interested Stockholder acting alone where (i) the Interested Stockholder acquired in the open market, during the two-year period prior to the

Announcement Date, 4.9% of the outstanding Common Stock, with the first purchase at $15 per share and with its highest price equal to $17 per share, (ii) the Interested Stockholder became an Interested Stockholder by purchasing 45.2% of the outstanding Common Stock in a cash tender offer at $20 per share and (iii) the Interested Stockholder then announced a proposed Business Combination with a value of $16 per share at a time when the Common Stock had, during the preceding three months, been trading at $16, the earnings of the Company were $2 per share and the price/earnings ratio of the Interested Stockholder was 12 to 1.

     THE PER SHARE PRICES USED IN THIS EXAMPLE WERE SELECTED FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT INTENDED, AND SHOULD NOT BE TREATED, AS ESTIMATES OF FUTURE PRICES OF THE COMPANY'S STOCK. SUCH PRICES WILL BE DETERMINED IN THE MARKETPLACE AND CANNOT BE PREDICTED.

     Under the Fair Price Amendment, the price required to be paid to the stockholders other than the Interested Stockholder would be equal to the highest of the following prices:

           (i)  the highest per share price paid by the Interested Stockholder or any of its Affiliates or
                Associates for any shares of Common Stock acquired by it or them: $20.

                (This provision is intended to allow remaining stockholders to receive the maximum price paid by the Interested Stockholder in acquiring its shares.)

          (ii)  the Fair Market Value during the three month period ending on the day after the Announcement Date
                ($16) or on the Determination Date ($20), whichever is higher: $20.

                (This provision is intended to allow the remaining stockholders to receive a price equal to the market price of the stock on the date the Interested Stockholder first acquired at least a 15%
                interest or, if higher, the market price during the period shortly preceding the Announcement Date in order to offer protection in a situation where the market price of the Common Stock increased due to the Company's performance after the tender offer but then declined as a result of the announcement of the Business Combination.)

         (iii)  the Fair Market Value on the Announcement Date ($16) multiplied by the ratio of the highest per share price for any shares of Common Stock acquired within the two-year period immediately prior to the Announcement Date ($20) to the Fair Market Value per share on the first day in such two-year period on which the Interested Stockholder acquired any shares of Common Stock ($15): $21.33.

                (This provision is designed to simulate, and provide to the remaining stockholders, a percentage control premium similar to that paid by the Interested Stockholder in acquiring its shares as applied to the current market price. This is intended to give the remaining stockholders protection in a situation where time has elapsed between the accumulation of the bulk of the Interested
                Stockholder's shares and the proposed Business Combination during which period the Company's performance has increased and such increased performance has been recognized in its current stock price. Without this provision, the control premium might be subsumed in the general increase in market price. For example, if the stock were trading at $21 per share at the time the Business
                Combination was announced, this element of the fair price provision would result in a price of
                $28.)

          (iv)  the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or, if no such record date is set, then the Announcement Date ($2), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community (12/1): $24.

                (This provision is intended to protect the Company's stockholders in the event that an Interested
                Stockholder's price/earnings ratio is artificially raised through the actions of the Interested
                Stockholder or does not accurately reflect the value of the Interested Stockholder's holdings in a proposed Business Combination that involves payment in stock of the Interested Stockholder.)

     In this example, in order to comply with the minimum price criteria of the Fair Price Amendment, the Interested Stockholder would be required to pay to holders of shares of Common Stock in the Business Combination at least $24 per share (the highest of the four alternatives above).

     If, in the example in paragraph (iv) above, the price/earnings multiple of the Interested Stockholder were 20 to 1, compliance with the minimum price criteria of the Fair Price Amendment would require the Interested Stockholder to pay the Company's stockholders $40 per share. Accordingly, the provisions of paragraph (iv) could have the effect of thwarting a bidder for the Company because, depending upon the circumstances, it could require an Interested Stockholder with a high price/earnings ratio to pay a higher minimum price in a Business Combination than a bidder with a lower price-earnings ratio to avoid being subject to the special stockholder vote. However, this alternative is designed to be non-dilutive to the offeror since the offeror would not be paying more than its own price/earnings ratio to acquire the balance of the Company's earnings (and, to the extent it had acquired shares below this price, the entire transaction should be anti-dilutive). This provision is not designed to discourage fair bids for the Company, but it could thwart a proposed Business Combination that involves the payment of cash by an Interest Stockholder with a high price/earnings ratio by making the transaction prohibitively expensive, while providing no additional protection to the Company's stockholders. The Board of Directors does not believe that this provision should discourage fair bids for the Company, since the special stockholder vote will not be required if a majority of the Continuing Directors approve the transaction.

     In the case of payments to holders of any class of shares of Preferred Stock, the Fair Market Value per share of such payments would have to be at least equal to the higher of (a) the highest per share price determined with respect to such class or series in the same manner as described in clauses (i),
(ii) and (iii) of the preceding paragraphs and (b) the highest preferential amount per share to which the holders of such Preferred Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. Currently, there are no shares of Preferred Stock outstanding.


     (b) Procedural Requirements. Unless the Business Combination is approved by a majority of the Continuing Directors, in order to avoid the special stockholder vote requirement, an Interested Stockholder would have to comply with all of the procedural requirements described below, in addition to the minimum price criteria.

           (i)  If the Interested Stockholder or any of its Affiliates or Associates paid for shares of any class or series of capital stock of the Company with varying forms of consideration, the form of consideration to be received per share by holders of shares of that class or series of capital stock is required to be either cash or the form that was used to acquire the largest number of shares of such class or series of capital stock previously acquired by the Interested Stockholder
                (or any of its Affiliates or Associates). In addition, the price determined in accordance with paragraphs (a)(i) through (a)(iv) above would be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

                (This provision restricts the Interested Stockholders from using a form of consideration in a
                Business Combination that differs from that used to acquire the largest number of shares acquired by it unless the other consideration is cash. This would protect the remaining stockholders from a
                Business Combination in which a security with undesirable characteristics, such as a highly subordinated debt security of the Interested Stockholder for which there was no active trading market, was used.)

          (ii)  After becoming an Interested Stockholder and prior to the consummation of the Business Combination,
                (a) such Interested Stockholder (or any of its Affiliates or Associates) may not have acquired any newly issued shares of Capital Stock, directly or indirectly, from the Company or any subsidiary
                (except upon conversion of convertible securities acquired by it prior to becoming an Interested
                Stockholder, upon compliance with the provisions of the Fair Price Amendment or as a result of a pro rata stock dividend or stock split); (b) except as approved by a majority of the Continuing
                Directors, there must have been (A) no failure to declare and pay at the regular date thereof any full quarterly or semi-annual dividends (whether or not cumulative) on the outstanding preferred stock, and (B) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), and (C) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock; and (c) such Interested Stockholder (or any of its
                Affiliates or Associates) may not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the Company or any subsidiary, or made any major changes in the Company's or any subsidiary's business or equity capital structure.

                (This provision is designed to protect the remaining stockholders whose interests would be affected by a Business Combination from various actions an Interested Stockholder who controlled a majority of the Board of Directors (other than Continuing Directors) might cause the Company to take that could benefit the Interested Stockholder disproportionately and/or adversely affect the market price of the Company's shares and thereby potentially reduce the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment.)

         (iii)  A proxy statement describing the proposed Business Combination and complying with the requirements of the Exchange Act, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations), whether or not the Company is then subject to such requirements, must be mailed to the stockholders of the Company at least thirty (30) days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination. The proxy statement must contain on the first page thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business
                Combination that any of the Continuing Directors choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business
                Combination, from a financial point of view, to the holders of the outstanding shares of capital stock of the Company other than the Interested Stockholder (and its Affiliates or Associates).

                (This provision is intended to provide the remaining stockholders with the same information they would have received in a proxy statement filed under such Act even if the Company should at the time of the Business Combination no longer be subject to the SEC's proxy rules and to provide them with an independent assessment of the fairness of the proposed Business Combination from a financial point of view.)

     It should be noted that none of the minimum price criteria and procedural requirements described above would apply in the case of a Business Combination approved by a majority of the Continuing Directors and that, in the absence of such approval, all of such requirements would have to be satisfied to avoid the special stockholder vote requirement.

OTHER APPLICABLE STOCKHOLDER VOTING REQUIREMENTS

     General. As stated above, if the approval of a majority of the Continuing Directors is obtained or all of the foregoing minimum price and procedural conditions are satisfied, the Business Combination would be subject only to the applicable voting requirements, if any, specified under Delaware law.

     Relationship of the Fair Price Amendment to Section 203 of the DGCL. In situations in which the provisions of both the Fair Price Amendment and Section 203 of the DGCL apply, the protection provided to the Company's remaining stockholders by Section 203 of the DGCL may be viewed as stronger than the protection provided by the Fair Price Amendment. Unless the acquiror obtains the requisite Board or stockholder approval or at least 85% of the Company's voting stock in the transaction in which it becomes an Interested Stockholder, Section 203 of the DGCL prohibits for a period of three years any merger, consolidation or other specified business combination between the Company and the Interested Stockholder, the use of the Company's assets to finance the acquiror's acquisition and other potential abuses of the acquiror's equity position. On the other hand, the Fair Price amendment would permit the Business Combination so long as the specified minimum price and procedural conditions were satisfied.

Nevertheless, the Company has proposed the addition of the Fair Price Amendment to its Certificate of Incorporation for the following reasons. First, under
Section 203 of the DGCL, if a bidder obtains 85% of the Company's outstanding stock in the initial transaction, it could then squeeze out the remaining stockholders or effect other transactions that may be needed to access the assets or cash flow of the Company's business to secure or repay acquisition debt. While the Fair Price Amendment does not prohibit such transactions, it imposes certain minimum pricing criteria and procedural safeguards designed to ensure fair treatment to the remaining stockholders. Second, under Section 203 of the DGCL, a bidder could accomplish a 'two-tier, front-end loaded' tender offer if it were prepared to wait three years before effecting the second step. Again, the Fair Price Amendment does not prohibit such a transaction, but it does ensure that the price per share paid to the remaining stockholders in the second step of the transaction is no less than the price per share paid in the first step.

     Neither the Fair Price Amendment nor Section 203 of the DGCL will prevent a hostile takeover of the Company. They may, however, make more difficult or discourage a takeover of the Company or the acquisition of control of the Company by an Interested Stockholder and, therefore, increase the difficulty of removing incumbent management. Some stockholders may find the deterrent disadvantageous in that they may not be afforded the opportunity to participate in takeovers that are not approved by the Continuing Directors but in which they might receive, for at least some of their shares, a substantial premium above the market price at the time of a tender offer or other acquisition transaction. The Board of Directors believes, however, that the Fair Price Amendment should not prevent or discourage transactions in which the acquiring person is willing to negotiate in good faith with the Board of Directors and is prepared to pay the same price to all of the Company's stockholders.

CONSIDERATIONS IN SUPPORT OF THE FAIR PRICE AMENDMENT

     As previously discussed, a number of publicly held corporations have in recent years been the target of tender offers for, or other acquisitions of, substantial positions in their shares. In many cases, such transactions have been followed by proposed business combinations in which the tender offeror or other purchaser has paid or proposed to pay a lower price or less desirable form of consideration for the remaining outstanding shares than the price it paid in acquiring its original interest. Federal securities laws and regulations govern the disclosure required to be made to minority stockholders in such transactions, but do not assure that the terms of a business combination are fair to stockholders from a financial point of view. Moreover, while remaining stockholders of the Company may have a statutory right to dissent in connection with certain business combinations, such stockholders have no assurance that 'fair value' as determined under this standard would be equivalent to the minimum price as determined pursuant to the Fair Price Amendment. Furthermore, in the case of many business combinations, including sales of all or substantially all assets and reclassification or recapitalization of the outstanding shares of any class of a corporation's stock, the statutory right to dissent may not be available at all.

     The Fair Price Amendment is intended, in part, to supplement the gaps in protection afforded by federal and Delaware law and to prevent certain of the potential inequities of business combination that involve two or more steps by requiring (i) satisfaction of the minimum price criteria and procedural requirements, (ii) approval of the

Business Combination by a vote of holders of seventy-five percent (75%) of the voting power of the Company's outstanding capital stock (other than the Interested Stockholder and its Affiliates and Associates) or (iii) approval of the Business Combination by the majority of the Continuing Directors. The Fair Price Amendment also is designed to protect stockholders who do not sell their shares in the first step of a two-tiered acquisition by requiring that such stockholders receive at least the same price and form of consideration as were paid to stockholders in the initial step of the acquisition. In the absence of these changes, an Interested Stockholder who acquires control of the Company could, by virtue of such control, subsequently force minority stockholders to sell or exchange their shares at a price that may not reflect a premium that the Interested Stockholder otherwise may have paid in order to acquire its interest. Such a price could be lower than the price paid by the Interested Stockholder in acquiring control and also could be in a less desirable form of consideration (e.g., equity or debt securities of the Interested Stockholder instead of cash).

     The threat of receiving inadequate consideration in a second-step transaction creates a powerful incentive for stockholders to tender shares into a first-step tender offer, where such stockholders might otherwise receive a larger amount in a negotiated transaction or achieve greater long-term value by retaining their shares. The Fair Price Amendment and Section 203 of the DGCL should give stockholders more confidence to continue to hold their shares in the face of such a tender offer, while still enabling them to tender or sell into the market if they so elect.

     In many situations, the minimum price criteria and procedural requirements would require an Interested Stockholder to pay stockholder a higher price per share and/or structure the transaction differently than it would have in the absence of the Fair Price Amendment. Accordingly, the Board of Directors believes that, to the extent a Business Combination were a component of a plan to acquire control of the Company, adoption of the Fair Price Amendment would increase the likelihood that an Interested Stockholder would negotiate directly with the Board. The Board believes that, in general, it is in a better position than individual stockholders of the Company to negotiate effectively on behalf of all stockholder because the Board likely is more knowledgeable than most individual stockholders in assessing the business and prospects of the Company. Therefore, the Board believes that negotiations between the Board and an Interested Stockholder would increase the likelihood that all stockholders receive a higher price for their shares than might be obtained if the stockholders acted individually.

     Although not all acquisitions of a corporation's shares are made with the objective of effecting a subsequent business combination, the Company believes that, in many cases, third parties acquiring control want the option to consummate such a business combination. In such instances, the Fair Price Amendment would tend to deter a potential purchaser seeking to gain control of the Company at relatively cheap price, since acquiring the remaining equity interest would not be assured unless the minimum price criteria and procedural requirements were satisfied or unless a majority of Continuing Directors were to approve the transaction. Adoption of the Fair Price Amendment may also deter the accumulation of large blocks of the Company's shares, which the Board believes to be potentially disruptive to the stability of the Company's relationships with its customers, employees and lenders, and which could precipitate a change in control of the Company on terms unfavorable to the Company's other stockholders.

CONSIDERATIONS AGAINST THE FAIR PRICE AMENDMENT

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock in the open market by persons attempting to acquire control may cause the market price of the stock to reach levels that are higher than might otherwise be the case. Approval of the Fair Price Amendment may deter such purchases, particularly purchases for less than all of the Company's shares, and therefore may deprive holders of the Common Stock of an opportunity to sell their shares at a temporarily higher market price. Because of the special requirements for stockholder approval of any subsequent Business Combination and the possibility of having to pay a higher price to other stockholders in such a Business Combination, the Fair Price Amendment likely would make it more costly for a third party to acquire control of the Company. Thus, the Fair Price Amendment may decrease the likelihood of a tender offer for less than all of the Common Stock, which may adversely affect stockholders who desire to participate in such a tender offer. It should be noted, however, that the provisions of the Fair Price Amendment should not deter a third party who acquired control of the Company through a substantial portion of the Common Stock with no intention of acquiring the remaining shares.

     In certain cases, the Fair Price Amendment's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Stockholder may be unable, as a practical matter, to comply with all of the procedural requirements. In these circumstances, unless an Interested Stockholder were able to obtain special stockholder approval of a proposed Business Combination, it would be forced either to negotiate with the Board of Directors on terms acceptable to the Board or to abandon the proposed Business Combination.

     The Fair Price Amendment also would give veto power to minority stockholders with respect to a proposed Business Combination that is opposed by a majority of Continuing Directors but that is desired by a majority of the Company's stockholders unless the minimum pricing and procedural requirements were met or the Continuing Directors approved the transaction. If Robert Tannenhauser maintained his current stock ownership, then he would have the ability to block the requisite vote. That would not, however, preclude a Business Combination approved by Continuing Directors or in which the minimum price and procedural safeguards were observed by the Interested Stockholder. In addition, the Fair Price Amendment may tend to insulate incumbent directors against the possibility of removal in the event of a takeover attempt because only the Continuing Directors would have the authority to reduce to a simply majority or eliminate the special stockholder vote required for a particular Business Combination. In addition, if an Interested Stockholder replaced all of the directors who were in office on the date it became an Interested Stockholder with nominees of its choice, there would be no Continuing Directors. Consequently, the special stockholder vote requirement would apply to any Business Combination consummated subsequent to such replacement that did not satisfy all of the minimum price criteria and procedural requirements of the Fair Price Amendment.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve this Proposal 1. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of this Proposal 1 and do not vote their shares for this Proposal 1 either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 1 will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of this Proposal 1.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ADOPTION OF THE FAIR PRICE AMENDMENT.

         PROPOSAL 2--CLASSIFICATION OF THE BOARD OF DIRECTORS

     The Board of Directors has approved a resolution amending the Certificate of Incorporation to provide for a classified Board of Directors and to establish procedures for filling vacancies on the Board. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit 2. The statements made in this Proxy Statement with respect to this amendment to the Certificate of Incorporation should be read in conjunction with and are qualified in their entirety by reference to Exhibit 2.

     This Proposal 2 may have the effect of making it more difficult for stockholders to remove the existing management of the Company and may, therefore, discourage potentially unfriendly bids for shares of the Company. See 'Possible Consequences of the Anti-Takeover Effects of the Amendments.'

     The Certificate of Incorporation would be amended to provide for a classified Board of Directors by adding a new Article 10 as provided in Exhibit
2. This Proposal 2 would operate to divide the Board into three separate classes of directors, as nearly equal in number as possible, to serve a three year term and until their successors are duly elected and qualified with each class being elected at different annual stockholder meetings. Following the effectiveness of this Proposal, Class I will consist of two directors who will serve for an initial term of three years, Class II will consist of two directors who will serve for an initial term of two years, and Class III will consist of three directors who will serve for an initial term of one year. See 'Proposal 8--Election of Directors.' At each annual meeting after 1997, directors will be elected to succeed those whose terms then expire and each newly elected director will serve for a three-year term. The proposed Amendment would replace the prior system of electing all of the directors annually for one-year terms.

     If the number of directors constituting the Board is increased or decreased, the resulting number of directors will be apportioned among the three classes so as to make all classes as nearly equal in number as possible, except that the term of any incumbent director may not be shortened. Under the DGCL, if a board of directors is classified by action of the stockholders, unless the certificate of incorporation specifies otherwise, members of the board of directors of each class may be removed by the stockholders before the expiration of their respective terms only for cause. Accordingly, in the event that stockholders approve this Proposal 2, none of the directors elected to the classified Board may be removed without cause prior to the expiration of their respective terms.

     The effect of a classified Board of Directors may be circumvented by increasing or decreasing the size of the Board. At present, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are required to be filled by a majority of the remaining members of the Board, although less than a quorum, and each person so elected serves as a director until a successor is elected by the stockholders. This Proposal 2 provides that the size of the Board may be fixed solely by action of the Board itself, and that any vacancies in the Board of Directors be filled by a majority vote of the remaining directors then in office, even though less than a quorum, and each person so elected would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred. The DGCL provides that the Certificate of Incorporation, including these provisions, may be amended by the stockholders only with the consent of the Board.

     Since directors will be serving for longer terms which expire at different times, and may be removed only for cause by a supermajority vote of stockholders, the Board of Directors believes that a classified Board will promote continuity of management and, thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. Although the Company has not experienced difficulties in the past in maintaining continuity of the Board and management, the Board of Directors believes that a classified Board will assist the Company in maintaining this continuity of management into the future. Additionally, this Proposal 2 has certain anti-takeover effects that the Board believes will deter unsolicited takeover attempts and protect the value of each stockholder's investment in the Company.

     A classified Board would also extend the time it would take for a majority stockholder to obtain control of the Board of Directors, thereby limiting such abusive takeover tactics as two tiered tender offers. Assuming each class of directors is equal in size, a majority stockholder could not obtain control of the Board until the second annual stockholder's meeting after it acquired a majority of the voting stock. During this time, the Board of Directors would have a better opportunity to negotiate with any such majority stockholder to obtain more favorable price and terms in any merger or tender offer. For these reasons, the Board of Directors believes that Proposal 2 may have anti-takeover effects as described above. In considering Proposal 2, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve this Proposal 2. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of this Proposal 2 and do not vote their shares for this Proposal 2 either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 2 will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of this Proposal 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

    PROPOSAL 3--LIMITATION ON STOCKHOLDER ACTION BY WRITTEN CONSENT

     The Board of Directors has approved a resolution amending the Certificate of Incorporation to require the affirmative vote of seventy-five percent (75%) of the outstanding voting stock to act by written consent. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit 3. The statements made in this

Proxy Statement with respect to this amendment to the Certificate of Incorporation should be read in conjunction with and are qualified in their entirety by reference to Exhibit 3.

     Under current Delaware corporate law, any action required or permitted to be taken by a corporation's stockholders may be taken, unless the corporation's certificate of incorporation provides otherwise, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action if it were taken at a meeting of stockholders. Under the Company's current Certificate of Incorporation, stockholder action by written consent is not restricted.

     The Board of Directors believes that this Proposal 3 would give all the stockholders of the Company increased opportunity to participate in determining any proposed action and would prevent the holders of a simple majority of the voting power of the Company from using the written consent procedure to take stockholder action without a meeting. The ability of holders of a simple majority of the voting stock of the Company to take action without the opportunity for discussion at a meeting decreases the ability of minority stockholders to have their views considered. If adopted, the proposed amendment would tend to support incumbent directors and management and make it more difficult for stockholders to effect certain actions even if such actions are desired by the holders of a majority of the outstanding voting stock.

     This Proposal could have the effect of tending to discourage persons from initiating hostile takeover attempts against the Company by protecting the Company against the use of a written consent by a person who has accumulated a simple majority of the Company's shares and who seeks to affect the makeup of the Board of Directors or who seeks to pass resolutions that might be counter to the interests of the remaining stockholders of the Company. Requiring the affirmative vote of seventy-five percent (75%) of the outstanding voting stock to act by written consent may have the effect of deterring or delaying corporate action until a meeting of stockholders may be held any such takeover attempt. Consequently, the Board of Directors would have a greater opportunity to devise and employ methods to respond to such an attempt, should it determine that the bid is not in the best interest of the Company and its stockholders. For these reasons, the Board of Directors believes that this Proposal 3 may have an anti-takeover effect. In considering Proposal 3, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve Proposal 3. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of Proposal 3 and do not vote their shares in favor of Proposal 3, either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 3 will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware which is expected to follow shortly after the approval, if at all, of this Proposal 3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ADOPTION OF A SUPERMAJORITY VOTING REQUIREMENT FOR STOCKHOLDER ACTION BY WRITTEN CONSENT.

      PROPOSAL 4--SUPERMAJORITY VOTING REQUIRED TO AMEND BY-LAWS

     The Board of Directors has approved a resolution amending the Certificate of Incorporation to require the affirmative vote of seventy-five percent (75%) of the outstanding voting stock to amend, alter or repeal the By-laws and to allow the Board of Directors to amend, alter or repeal the By-laws without the consent of stockholders. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit 4. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit 4.

     The by-laws of a corporation set forth the rules and regulations governing certain processes and procedures relative to the governance of a corporation. By-law provisions are subordinate to provisions contained in a corporation's Certificate of Incorporation. The by-laws typically contain the procedures regarding the calling and conduct of stockholder meetings, stockholder rights to inspect corporate records and qualification of directors as well as procedures regarding directors meetings, quorums and required votes. By-laws also set forth the general duties of officers and procedures regarding their removal in addition to detailed provisions regarding indemnification of officers, directors and employees. The DGCL confers sole authority to adopt, amend, or repeal by-laws in the stockholders unless the certificate of incorporation also confers such a power upon the board of directors.

     The By-laws currently provide that only the stockholders may amend or repeal the By-laws by the affirmative vote of the holders of a majority of the outstanding shares of voting stock. This Proposal 4 would allow the Board of Directors to amend the By-laws without the approval of the stockholders. In addition, by requiring the supermajority vote of stockholders to amend the By-laws, Proposal 4 will have the effect of making it more difficult for stockholders to change the internal operating procedures of the Company, to undermine or limit the effectiveness of the classified Board provisions set forth in Proposal 2, and of limiting the Board's ability to manage the affairs of the Company on behalf of all stockholders. If this Proposal 4 is adopted, amendment of the By-laws will require the affirmative vote of holders representing seventy-five percent (75%) of the outstanding shares of voting stock entitled to vote thereon. These provisions may further discourage potentially unfriendly bids for shares of the Company. For these reasons, the Board of Directors believes that Proposal 4 may have an anti-takeover effect. In considering this Proposal 4, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve Proposal 4. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of Proposal 4 and do not vote their shares in favor of Proposal 4, either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 4 will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of this Proposal 4.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE BY-LAWS.

    PROPOSAL 5--SUPERMAJORITY VOTING REQUIRED TO AMEND PROPOSED AMENDMENTS

     The Board of Directors has approved a resolution amending the Certificate of Incorporation to require the affirmative vote of seventy-five percent (75%) of the outstanding voting stock to approve amendments to Articles 10, 11, 12, 13 and 14 of the Certificate of Incorporation. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as
Exhibit 5. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit 5.

     This Proposal 5 may have the effect of making it more difficult for stockholders to change the number of directors of the Company and to remove the existing management of the Company. Consequently, it may discourage potentially unfriendly bids for shares of the Company. This Proposal 5 will also make it more difficult for a stockholder to defuse the Company's takeover defenses that require amending the Certificate of Incorporation. For example, if this Proposal 5 is adopted, and Proposal 2 is also adopted, a stockholder seeking to eliminate the classified Board of Directors would have to obtain a supermajority vote of the stockholders in order to amend the Certificate of Incorporation. For these reasons, the Board of Directors believes that this Proposal 5 may have an anti-takeover effect. In considering Proposal 5, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve this Proposal 5. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of this Proposal 5 and do not vote their shares in favor of this Proposal 5, either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 5 will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of this Proposal 5.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

  PROPOSAL 6--ELIMINATION OF ABILITY OF STOCKHOLDERS TO CALL A SPECIAL MEETING

     The Board of Directors has approved a resolution amending the By-laws to require that special meetings of stockholders may only be called by the President, the Chairman of the Board of Directors or by the affirmative action of a majority of the Board of Directors. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the By-laws is attached to this Proxy Statement as Exhibit 6. The statements made in this Proxy Statement with respect to this amendment to the By-laws should be read in conjunction with and are qualified in their entirety by reference to Exhibit 6.

     The By-laws currently provide that special meetings can be called by stockholders who hold at least ten percent (10%) of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors. The amendment to Article II of the By-laws will eliminate this provision and thus will provide for the orderly conduct of all Company affairs at the annual meeting of stockholders or a special meeting called by the President, the Chairman or the Board of Directors. Accordingly, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of stockholders prior to such time that the Board believed such consideration to be appropriate. As a result, the Board will have the opportunity to inform other stockholders adequately of the matters to be considered. For these reasons, the Board of Directors believes that this Proposal may have an anti-takeover effect. In considering Proposal 4, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least a majority of the outstanding shares of Common Stock is required in order to approve Proposal 6. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of Proposal 6 and do not vote their shares in favor of Proposal 6, either in person or by proxy, such stockholders will have effectively voted against the Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ELIMINATION OF STOCKHOLDERS' ABILITY TO CALL A SPECIAL MEETING.

    PROPOSAL 7--ADVANCE NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS

     The Board of Directors has approved a resolution amending the By-laws to require 90 days advance notice of stockholder nominations and the introduction of business at any meeting of stockholders. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the By-laws is attached to this Proxy Statement as Exhibit 7. The statements made in this Proxy Statement with respect to this amendment to the By-laws should be read in conjunction with and are qualified in their entirety by reference to Exhibit 7.

     The amended By-laws will provide that nominations for the election of directors and the proposal of business to be considered by stockholders may be made (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Company who was a stockholder of record at the time of giving the notice, who is entitled to vote at the meeting and who complies with the notice procedures set forth below. Under this Proposal, a stockholder's notice, to be timely, generally must be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. This Proposal 7 also provides that, if the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any stockholder may nominate a person for election if such stockholder's notice is delivered to the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such special meeting, or (b) the 10th day following the day on which public announcement is first made of the date of the special meeting. This Proposal 7 also provides that such stockholder's notice must set forth certain information concerning such stockholder and his nominees, including such information as would be required to be included in a proxy statement soliciting proxies for the election of the nominees of such stockholder. As to any other business that the stockholder proposes to bring before the meeting, the stockholder must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

     This Proposal 7, by regulating stockholder nomination and the introduction of business at any meeting of stockholders, affords the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, inform stockholders about the merits of such proposals and qualifications. Although this Proposal 7 does not give the Board of Directors any power to approve or disapprove of stockholder nominations for election of directors, it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to the Company and its stockholders. For these reasons, the Board of Directors believes that this Proposal may have an anti-takeover effect. In considering Proposal 7, stockholders should consider and review the section entitled 'Possible Consequences of the Anti-Takeover Effects of the Amendments' appearing elsewhere in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve Proposal 7. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of Proposal 7 and do not vote their shares in favor of Proposal 7, either in person or by proxy, such stockholders will have effectively voted against the Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ADVANCE NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

                   PROPOSAL 8--ELECTION OF DIRECTORS

NOMINEES OF THE BOARD OF DIRECTORS

     The seven persons listed below have been nominated by the Board of Directors to serve as directors of the Company. Nominees for directors who receive a plurality of the votes cast by the holders of the outstanding shares of Common Stock will be elected. Abstentions, broker non-votes and withheld votes are not counted in determining the number of votes cast for any nominee for director.

     If the amendment to the Certificate of Incorporation to provide for a classified Board of Directors (see 'Proposal 2') is adopted, the Board of Directors will be divided into three classes. This Meeting will be the first election of directors after the amendment which created the classified Board of Directors. Accordingly, at the Meeting, three directors will be elected for terms expiring at the Company's 1998 Annual Meeting, two directors for terms expiring at the 1999 Annual Meeting, and two directors for terms expiring at the 2000 Annual Meeting and, in each case, until their successors are duly elected and qualified. At each Annual Meeting after 1997, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term.

     If the Amendment to the Certificate of Incorporation is not approved, directors elected at the Meeting will serve one-year terms until the 1998 Annual Meeting and until their successors are duly elected and qualified.

     It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the following nominees. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by management. Vacancies in the Board of Directors may be filled by the Board of Directors and, assuming stockholder approval of Proposal 2, any director chosen to fill a vacancy would hold office until the next election of the class for which such director had been chosen. Assuming stockholders do not approve Proposal 2, any director chosen to fill a vacancy would hold office until the next election of directors.

     Information with respect to each nominee to the Board of Directors is set forth below:

                                                                                                                 YEAR
                                                                                      AGE AT     HAS SERVED      TERM
                                                                                     APRIL 1,    AS DIRECTOR     WILL
NAME                                     PRINCIPAL OCCUPATION                          1997         SINCE       EXPIRE
----                                     --------------------                        --------    -----------    ------
Peter D. Blanck........................  Professor of Law                               39           1993        2000
                                         University of Iowa College of Law
Robert W. D'Loren......................  Partner                                        39             --        1998
                                         D'Loren, Levien & Company, LLC
Robert C. McGee........................  President of BLC Financial                     60           1996        1998
                                         Network, Inc.
Irwin E. Redlener, M.D.................  Director, Division of                          52             --        1999
                                         Community Pediatrics
                                         Montefiore Medical Center
Kenneth S. Schwartz, M.D...............  Vice President Medical Affairs                 52             --        1999

                                         Complete Management, Inc.
                                         Jefferson Valley, New York, N.Y.
Robert F. Tannenhauser.................  President of BLC Financial                     52           1986        2000
                                         Services, Inc.
Robert W. Wien.........................  Managing Director and Director                 45             --        1998
                                         of Mergers & Acquisitions
                                         Josephthal, Lyon & Ross Incorporated
                                         New York, New York

     Peter D. Blanck has been a Professor of Law since May 1993, and an Associate Professor of Law from July 1991 to April 1993, with the University of Iowa College of Law. Since February 1992, Mr. Blanck has been a director and the President of Futuronics Corporation. Mr. Blanck is the brother-in-law of Robert
F. Tannenhauser.

     Robert W. D'Loren has been self-employed for the last 11 years and currently conducts business in a partnership known as D'Loren, Levien & Company, LLC. This company provides investment banking services to the mortgage and asset-backed industry. Prior to forming his own company in 1986, Mr. D'Loren served as a manager in the accounting firm of Deloitte Touche.

     From 1991 to 1995, Robert C. McGee was President and owner of Southeastern First Financial, Inc. ('Southeastern First'), an originator of commercial and Small Business Administration loans. After selling Southeastern First, Mr. McGee formed Southeastern First Financial Network, Inc., also an originator of commercial and SBA loans, which was subsequently acquired by the Company. In 1992, Mr. McGee served as a director of a company that bought and sold luxury automobiles. Although Mr. McGee did not have an active role in the company, as a consequence of threatened claims and liabilities arising from the company's business that were asserted against him, Mr. McGee elected to file for personal bankruptcy in June 1992. Mr. McGee restructured his debts and emerged from bankruptcy in September 1992. Mr. McGee is the father of Marjorie Caplice, currently the Secretary of the Company.

     Irwin Redlener is currently Director of the Division of Community Pediatrics and Associate Professor of Pediatrics at the Albert Einstein College of Medicine, Montefiore Medical Center. Dr. Irwin Redlener has served as Associate Attending Pediatrician at Montefiore Medical Center in New York since 1990. Dr. Redlener is

President and Director of The Children's Health Fund, a not-for-profit foundation developed to support health care for homeless and medically underserved children.

     Robert F. Tannenhauser became a full time employee of Business Loan Center, a New York general partnership ('Business Loan Center') in which the Company owns an 80% interest in March 1995. From January 1992 until February 1995, Mr. Tannenhauser was of counsel to the law firm of Hall Dickler Kent Friedman & Wood, LLP. Mr. Tannenhauser has been or is a principal or general partner of various corporations or partnerships engaged in the oil and gas or real estate businesses. Additionally, Mr. Tannenhauser serves as a Director of the Children's Health Fund, together with Dr. Redlener.

     Kenneth S. Schwartz is currently Vice President of Complete Management, Inc. in Jefferson Valley, New York. From 1996 to the present, Dr. Schwartz has served as Chief Executive Officer of Advanced Alliance Management Corporation and Director of Radiology at St. Francis Hospital in New York. Since 1995, Dr. Schwartz has been Systems Director of Radiology and Imaging Services at St. Francis Hospital and Medical Center in Hartford, Connecticut and has served as a Director of Hudson Imaging Associates, P.C. From 1981 to 1995, Mr. Schwartz served as a Director of Radiology at Hudson Valley Hospital Center, a Director of Northern Metropolitan Radiology Associates, and a Medical Director at Putnam Hospital Center in Carmel, New York.

     Robert W. Wien has served as Managing Director and Director of Mergers and Acquisitions at Josephthal, Lyon & Ross, Incorporated since May 1996. From July 1994 to May 1996, Mr. Wien held the position of Director of Corporate Finance and Real Estate Advisory Services at Coopers & Lybrand, LLP. Additionally, Mr. Wien served as Senior Vice President of Investment Banking at Dean Witter Reynolds, Inc. from April 1987 to June 1994.

VOTE REQUIRED FOR APPROVAL

     Nominees for directors who receive a plurality of the votes cast by the holders of the shares of Common Stock in person or by proxy at the Meeting shall be elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH NOMINEE.

DIRECTOR COMPENSATION

     The Company pays independent directors $1,000 per meeting attended for serving as members of the Board, and reimburses them for out-of-pocket expenses incurred in connection with the performance of their duties. The Company intends to grant options to purchase 20,000 shares of Common Stock at 110% of the market price on the date of grant to each of Mr. Wien, Mr. D'Loren and Drs. Redlener and Schwartz for agreeing to serve as Directors of the Company. The options will expire 36 months from the date of issuance.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors had one meeting during the fiscal year ending on June 30, 1996 ('Fiscal Year 1996'). No incumbent director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors in Fiscal Year 1996.

     The Company has no standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. The Company intends to establish an audit, nominating and compensation committee after the new Board is in place.

                 PROPOSAL 9--THE REVERSE STOCK SPLITS


     The Board has approved each of the alternative proposals to effect a one-for-two, one-for-three, one-for-four or one-for-five reverse stock split of the outstanding Common Stock (individually, a 'Reverse Stock Split' and collectively, the 'Reverse Stock Splits'). At the Meeting, stockholders will consider and vote on the Reverse Stock Splits. The text of the proposed Reverse Stock Splits is attached to this Proxy Statement as Exhibit 8. The statements made in this Proxy Statement with respect to the Reverse Stock Splits should be read in conjunction with and are qualified in their entirety by reference to
Exhibit 8.

     The intent of the Reverse Stock Splits is to increase the marketability and liquidity of the Common Stock.

     If the Reverse Stock Splits are approved by the stockholders of the Company at the Meeting, a Reverse Stock Split will be effected only upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the stockholders. In connection with any determination by the Board of Directors to such effect, the Board will also select, in its discretion, one of the Reverse Stock Splits based on its determination of which of them will result in the greatest marketability and liquidity of the Common Stock, on prevailing market conditions, on the likely effect on the market price of the Common Stock and on other relevant factors. The remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to Section 242(c) of the DGCL without further action by the stockholders of the Company. The Board currently expects to effect a Reverse Stock Split that would bring the market price of the Common Stock above $3 per share. However, there is no assurance that the desired effect will occur or the degree to which it will occur. If the Board of Directors in fact authorizes a Reverse Stock Split, it will be based upon the belief that a reduction in the number of outstanding shares of Common Stock will enable the Company to be in a better position to meet the criteria for listing on a national stock exchange or Nasdaq which, among other things, requires that the price of the stock trade at a minimum price per share of $4 per share. There is no assurance, however, that such exchange or Nasdaq will approve the Company's listing application.

     If a Reverse Stock Split results in the issuance of fractional shares, then the number of shares of Common Stock to be issued to a stockholder will be rounded up to the next highest whole number of shares.

     Stockholders may approve or reject the Reverse Stock Splits in whole but not in part. If approved by the stockholders of the Company, a Reverse Stock Split would become effective on any date (the 'Effective Date') selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders. If no Reverse Stock Split is effected by such date, the Board of Directors will take action to abandon all of the Reverse Stock Splits pursuant to Section 242(c) of the DGCL. The procedures for consummation of the Reverse Stock Splits are set forth in Exhibit 8 hereto.

PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLITS


     Consummation of a Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain 35,000,000 shares. Proportionate voting rights and other rights of stockholders will not be altered by any Reverse Stock Split. Consummation of a Reverse Stock Split will have no material federal tax consequences to stockholders.

     As of the Record Date, the Company had outstanding 17,341,216 shares of Common Stock. Since the Company's reorganization in 1986, there has been little or no market for the Common Stock, which is eligible for trading in the over-the-counter market. Recent trades were between $.63 bid and $.69 asked.

     The Board believes that a decrease in the number of shares in Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for an exchange-listed or Nasdaq-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from any Revenue Stock Split.

     Additionally, the Board believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from a Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling 'odd lots' created by such Reverse Stock Split.

     The par value of the Common Stock will remain at $.01 per share following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolutions approving the Reverse Stock Splits provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under Delaware law, the Board of Directors of the Company will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock.

     The Reverse Stock Splits would have the following effects upon the number of shares of Common Stock outstanding (17,341,216 shares as of the Record Date) and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record
Date):

                  REVERSE
                   STOCK      COMMON STOCK        AUTHORIZED AND
                   SPLIT      OUTSTANDING      UNISSUED COMMON STOCK
                  --------    ------------     ---------------------
                  1 for 2       8,670,608            26,329,392
                  1 for 3       5,780,405            29,219,595
                  1 for 4       4,335,304            30,664,696
                  1 for 5       3,468,243            31,531,757

     At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the 'Old Common Stock'), will be reclassified as and changed into the appropriate number of shares of Common Stock, par value $.01 per share (the 'New Common Stock'). Shortly after the Effective Date, the Company will send transmittal forms to the holders of Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of at least the majority of the outstanding shares of Common Stock is required in order to approve this Proposal 9. Therefore, failure to vote has the same effect as a negative vote. Accordingly, if stockholders are in favor of this Proposal 9 and do not vote their shares in favor of this Proposal 9, either in person or by proxy, such stockholders will have effectively voted against the Proposal. If approved, this Proposal 9 will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of this Proposal 9.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE REVERSE STOCK SPLITS.

              PROPOSAL 10--1995 MANAGEMENT INCENTIVE PLAN

     The Board of Directors has adopted the 1995 Management Incentive Plan, as amended (the '1995 Plan'), subject to stockholder approval. The Board of Directors believes that the 1995 Plan is desirable to attract and retain the best available talent and to encourage the highest level of performance. This is the first such plan adopted by the Board of Directors.

     The 1995 Plan is set forth as Exhibit 9 to this Proxy Statement, and the following description is qualified in its entirety by this reference thereto.

     Under the 1995 Plan, options to purchase an aggregate of 1,000,000 shares of Common Stock may be granted from time to time to employees, including directors and officers who are employees, of the Company or of any subsidiary of the Company, who have been so employed for at least one year at the end of the fiscal year ended immediately prior to the grant of the option (provided that the Board of Directors may authorize the grant of an option to an employee who has not served for such period). The aggregate number of shares of Common Stock that may be subject to options granted to any one employee within any period of three years shall not exceed 150,000 shares. All of the current employees of the Company are expected to be eligible to participate in the 1995 Plan and seven employees have been granted options to purchase 350,000 shares of Common Stock in the aggregate, subject to approval of the 1995 Plan. If the 1995 Plan is approved by the stockholders at the Meeting, a five year option granted to Jennifer Napier, an officer of the Company and an employee of Business Loan Center, covering 75,000 shares of Common Stock will be ratified.

     The 1995 Plan is to be administered by the Board of Directors. The Board is generally empowered to interpret the 1995 Plan, to prescribe rules and regulations relating thereto, to determine the terms of option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted and to determine the number of shares subject to each option granted. Options granted under the 1995 Plan ('Options') may be designated as 'Incentive Stock Options' ('ISOs') within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code') or as Options that do not satisfy the requirements for ISOs ('Nonqualified Options').

     The per share exercise price of each option is established by the Board and in each instance will not be less than the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO, as defined below, if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary corporations (a '10% Holder')). The exercise price of options must be paid in cash.

     Options will be exercisable for a term determined by the Board, which term will not be greater than ten years from the date of grant (five years for ISOs granted to a 10% Holder). Unless otherwise provided in an option agreement, an option generally will become fully exercisable five years from the date of grant or upon the earliest of the optionee's retirement (at the optionee's normal retirement date), death, or permanent and total disability if such event occurs subsequent to the first anniversary of the grant of the option. Prior thereto, each option shall become exercisable as to one-fifth of the number of the shares covered thereby cumulatively upon each anniversary of the date of the grant. Except in the event of certain terminations of employment or death or permanent and total disability, no option may be exercised unless the holder thereof is then an employee of the Company of any subsidiary corporation. Options will not be transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or his guardian or legal representative.

     The 1995 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and any subsidiary corporation) may not exceed $100,000.


     Upon any termination of employment that is either for 'cause' (as defined in the 1995 Plan) or voluntary termination on the part of the employee and without the consent of the Company or any subsidiary corporation that is the employer, all options held by an optionee under the 1995 Plan, to the extent not theretofore exercised, will terminate (except that a Nonqualified Option held by an employee who continues after termination of employment to serve the Company as a consultant may continue in effect). If employment is otherwise terminated (except by reason of death or permanent and total disability), an option may be exercised at any time within three months after such termination, to the extent the optionee was entitled to do so at the date of termination of employment (or in the case of retirement at the optionee's normal retirement date subsequent to the first anniversary of the date of grant, for the shares remaining subject to the Options). If the optionee dies or becomes permanently and totally disabled subsequent to the first anniversary of the option grant, the option shall be exercisable as to all shares of Common Stock remaining subject to the option, and the optionee or his personal representative may exercise the option within nine months after the earlier of the commencement of such disability or death.

     The number of shares subject to options and the exercise price of options are subject to adjustment as the Board determines appropriate in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers and similar events.

     The Board of Directors may suspend, terminate, modify or amend the 1995 Plan, provided, that (except for adjustments by reason of stock dividends, recapitalizations, mergers and similar events) any increase in the aggregate number of shares issuable upon the exercise of Options, any reduction in the purchase price of the Common Stock covered by any Option, any extension of the period during which Options may be granted or increase in the maximum term of Options, and any material modification in the requirements as to eligibility for participation in the 1995 Plan shall be subject to the approval of stockholders. No suspension, termination, modification or amendment of the 1995 Plan may adversely affect an optionee's rights under the option theretofore granted without the consent of the optionee.

     No options may be granted under the 1995 Plan after February 28, 2005.

     On the Record Date, the closing sale price of the Common Stock as reported on the over-the-counter Bulletin Board was $.60 per share asked, $.60 bid.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of 1995 Plan awards under present law which is subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

     Incentive Stock Options.  An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an ISO or, generally, at the time of exercise of an ISO. The exercise of an ISO generally will result in an increase in an optionee's taxable income for federal alternative minimum tax purposes ('AMT'). To the extent an employee is subject to the AMT, the exercise of an ISO will be treated for AMT purposes as if the employee exercised a Nonqualified Option (see discussion under the caption 'Nonqualified Options').

     If an optionee exercises an ISO and does not dispose of the shares received in a subsequent 'disqualifying disposition' (a sale, gift or other transfer within two years after the date of grant of the ISO or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a 'disqualifying disposition,' the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation (i.e., ordinary income) received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more or less than one year.

     The Company will not be entitled to a deduction with respect to shares received by an optionee upon exercise of an ISO and not disposed of in a 'disqualifying disposition.' If an amount is treated as compensation received by an optionee because of a 'disqualifying disposition,' the Company generally will be entitled to a corresponding deduction in the same amount of compensation paid, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Section 162(m) of the Code (discussed below under 'Certain Limitations on Deductibility of Executive Compensation') do not apply.

     Nonqualified Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a Nonqualified Option. Upon the exercise of a Nonstatutory Option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation (i.e., ordinary income) received by the optionee in the year of the exercise. The ordinary income recognized with respect to the receipt of shares upon exercise of a Nonqualified Option will be subject to both wage withholding and employment taxes.

     The Company or one of its subsidiaries generally will be entitled to, for federal income tax purposes, a deduction in an amount equal to the ordinary income included by the individual with respect to the exercise of a Nonqualified Option, provided that such amount constitutes an ordinary and necessary business expense to the

Company and is reasonable and the limitations of Section 162(m) of the Code (discussed below) do not apply for compensation paid in the same amount treated as compensation received by the optionee.

     Change in Control. Upon a 'change in control' (as defined below) of the Company, all the then outstanding Options shall be terminated, and the Company shall pay the optionee in lieu thereof an amount equal to (i) the Option Value (as defined in the 1995 Plan) of one share at the close of business on the day next preceding occurrence of such event, multiplied by (ii) the full number of shares subject to the Option, without regard to whether any installment is then otherwise exercisable. In general, if the total amount of payments to an individual that are contingent upon a 'change of control' of the Company (as defined in Section 280G of the Code), including payments under the 1995 Plan that are paid upon a 'change in control,' equals or exceeds three times the individual's 'base amount' (generally, such individual's average annual compensation for the five complete years preceding the change in control), then, subject to certain exceptions, the payments may be treated as 'parachute payments' under the Code, in which case a portion of such payments would be nondeductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1,000,000 per executive per taxable year (including any deduction otherwise allowable with respect to the exercise of a Nonqualified Option or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company intends that compensation granted under the 1995 Plan will qualify for the performance-based compensation exception to
Section 162(m).

NEW PLAN BENEFITS

     The following table sets forth the benefits that will be received by or allocated to the persons or groups of persons identified below pursuant to the 1995 Plan to the extent such benefits or amounts are determinable:

NAME AND POSITION                                                       VALUE($)      NUMBER
-----------------                                                       --------      ------
All current executive officers as a group............................   $  7,500(1)    75,000
All employees, including all current officers who are not executive
  officers, as a group...............................................   $ 41,750(2)   275,000

------------------
(1) The value of the options granted to the executive officers as a group is based on the fair market value of the Common Stock at the Record Date and an exercise price of $.50 per share of Common Stock. The fair market value of the Common Stock at the Record Date was $.50 per share based on the closing sale price of $.60 bid and $.60 asked.


(2) The value of the options granted to all employees, including all current officers who are not executive officers, as a group is based on the fair market value of the Common Stock at the Record Date and exercise prices ranging from $.50 to .75 per share of Common Stock. The fair market value of the Common Stock at the Record Date was $.60 per share based on the closing sale price of $.60 bid and $.60 asked.

VOTE REQUIRED FOR APPROVAL

     The Board of Directors of the Company has unanimously adopted the 1995 Plan. Approval of the 1995 Plan further requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, represented in person or by proxy, at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE APPROVAL OF THE 1995 MANAGEMENT INCENTIVE PLAN.

          PROPOSAL 11--RATIFICATION OF SELECTION OF AUDITORS

     The stockholders of the Company will be asked to take action to ratify the appointment of Richard A. Eisner & Company LLP as auditors of the Company for its current fiscal year ending on June 30, 1997. A representative of Richard A. Eisner & Company LLP is expected to be present at the meeting and will have the opportunity to make a statement if he desires to do so and be available to respond to appropriate questions. If the selection of Richard A. Eisner & Company LLP as auditors of the Company is not ratified, or prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if the engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent public accountants whose selection for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

     On March 20, 1995, Richard A. Eisner & Company LLP was engaged as the principal accountant for the Company and Farber, Blicht & Eyerman, the independent accountant for the Company for the fiscal year ended June 30, 1994, was replaced as the Company's accountant, effective with the completion of the 1994 audit. Farber, Blicht & Eyerman's reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that upon the recommendation of Farber, Blicht & Eyerman the Company changed from unacceptable methods of accounting for acquisition purchase price adjustments, transactions involving its own securities and certain other transactions to acceptable methods. The change in accounting principles has been accounted for as corrections of errors and prior years' financial statements have been restated. The decision to change accountants was approved by the Board of Directors of the Company. Since July 1, 1992, there have not been any disagreements between the Company and Farber, Blicht & Eyerman on any matter of accounting principles or practices, financial statements, disclosure, or auditing scope or procedure, which disagreements, if not resolved to Farber, Blicht & Eyerman's satisfaction, would have caused Farber, Blicht & Eyerman to make reference to the subject matter of the disagreement in connection with any such report.

VOTE REQUIRED FOR APPROVAL

     The Board of Directors of the Company has unanimously approved the selection of Richard A. Eisner & Company LLP as auditors for the Company for its current fiscal year ending on June 30, 1997. Ratification of the appointment by stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY LLP AS INDEPENDENT AUDITORS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date with respect to (i) those persons or groups known to the Company to beneficially own more than five percent (5%) of the Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each named executive officer for whom compensation information is provided in this Proxy Statement and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act ('Rule 13d-3') based upon information furnished by the persons listed or known to the Company. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.

NAME AND ADDRESS OF                                                          AMOUNT AND NATURE OF
BENEFICIAL OWNER                                                             BENEFICIAL OWNERSHIP    PERCENT OF CLASS
--------------------------------------------------------------------------   --------------------    ----------------
Futuronics Corporation ...................................................         3,109,964(1)            17.4%
  3652 Forest Gate Drive, N.E.
  Iowa City, Iowa 52240

Peter D. Blanck ..........................................................         3,576,132(2)(3)         20.0%
  University of Iowa,
  College of Law
  Iowa City, Iowa 52242

Richard Blanck ...........................................................         3,501,130(3)(4)         19.6%
  9 Hickory Road
  Manhasset Hills, New York 11040

Robert C. McGee ..........................................................         1,996,296(5)            11.4%
  204 Oxford Circle East
  Richmond, Virginia 23221

Diane Rosenfeld ..........................................................         1,130,597(6)             6.5%
  RR #1 Box 427 D
  County Road #86
  Amenia, New York 12501

Eric D. Rosenfeld ........................................................         1,130,597(6)             6.5%
  RR #1 Box 427 D
  County Road #86
  Amenia, New York 12501
Kenneth S. Schwartz ......................................................             6,525                   *

  Completement Management Inc.
  3630 Hill Boulevard
  Jefferson Valley, New York 10535


Carol Tannenhauser .......................................................         5,597,861(3)(7)         30.6%
  210 East 68th Street
  New York, New York 10021

Robert F. Tannenhauser ...................................................         5,597,861(7)            30.6%
  210 East 68th Street
  New York, New York 10021

Robert W. Wien ...........................................................            20,000                   *
  Josepthal Lyon & Ross Incorporated
  200 Park Avenue
  New York, New York 10166

All directors and officers
  as a group (six persons) ...............................................         9,040,617(8)            48.4%

                                                        (Footnotes on next page)

(Footnotes from previous page)

------------------
* Owns less than 1% of the outstanding shares of Common Stock

(1) Includes (a) 2,609,964 shares owned directly by Futuronics Corporation and
    (b) 500,000 shares that may be acquired upon the exercise of Warrants by Futuronics Corporation. Carol Tannenhauser, Richard Blanck and Peter D. Blanck are officers and directors of Futuronics Corporation.

(2) Includes (a) 85,737 shares owned directly by Peter D. Blanck, (b) 128,601 shares deemed owned by Peter D. Blanck as custodian for his three children,
    (c) 75,000 shares underlying options owned by Peter D. Blanck, (d) 176,830 shares owned by a Trust created under the Will of Albert Blanck under which Peter D. Blanck is a Trustee and Beneficiary, (e) 2,609,964 shares owned by Futuronics Corporation of which Peter D. Blanck is an officer and director and (f) 500,000 shares that may be acquired upon the exercise of Warrants by Futuronics Corporation of which Peter D. Blanck is an officer and director.

(3) Carol Tannenhauser, Richard Blanck and Peter D. Blanck are siblings. Each disclaims beneficial ownership of the shares owned by the others.

(4) Includes (a) 107,168 shares owned directly by Richard Blanck, (b) 107,168 shares deemed owned by Richard Blanck as custodian for his two children, (c) 176,830 shares owned by a Trust created under the Will of Albert Blanck, under which Richard Blanck is a Trustee and Beneficiary, (d) 2,609,964 shares owned by Futuronics Corporation of which Richard Blanck is an officer and director and (e) 500,000 shares that may be acquired upon the exercise of Warrants by Futuronics Corporation, of which Richard Blanck is an officer and director.


(5) Includes (a) 1,808,821 shares owned directly by Robert C. McGee and (b) 187,475 shares that may be acquired upon the exercise of certain warrants owned by Robert C. McGee. Mr. McGee disclaims beneficial ownership of the shares that may be acquired on the exercise of options or warrants by his son, R. Matthew McGee.

(6) Includes (a) 690,710 shares directly owned by Diane Rosenfeld, (b) 4,013 shares directly owned by Eric Rosenfeld, (c) 342,500 shares underlying options owned by Diane Rosenfeld and (d) 93,374 shares that may be acquired upon the exercise of Warrants owned by Diane Rosenfeld.

(7) Includes (a) 171,468 shares directly owned by Robert F. Tannenhauser, (b) 1,325,409 shares directly owned by Carol Tannenhauser, the spouse of Robert
    F. Tannenhauser, (c) 107,168 shares deemed owned by Carol Tannenhauser as custodian for their two children, (d) 2,609,964 owned by Futuronics Corporation of which Carol Tannenhauser is an officer and director, (e) 176,830 shares owned by Trust created under the Will of Albert Blanck under which Carol Tannenhauser is Trustee and Beneficiary, (f) 481,857 shares underlying options owned by Carol Tannenhauser, (g) 500,000 shares that may be acquired upon the exercise of Warrants by Futuronics Corporation of which Carol Tannenhauser is an officer and director, (h) 112,583 shares owned by David Tannenhauser, the son of Robert F. Tannenhauser and (i) 112,582 shares held in a custodial account for the benefit of Emily Tannenhauser, the daughter of Robert F. Tannenhauser, and of which Robert F. Tannenhauser is the custodian. Each of Carol Tannenhauser and Robert F. Tannenhauser share voting and dispositive power over such shares.

(8) Represents shares beneficially owned pursuant to Rule 13d-3 by Mr. Tannenhauser, a Director and President of the Company, Mr. Rosenfeld, a Director and Treasurer of the Company, Peter D. Blanck, a Director of the Company, Mr. McGee, a Director and Vice President of the Company, and Messrs. Schwartz and Wien, nominees to the Board of Directors of the Company. The shares deemed beneficially owned by Robert F. Tannenhauser and Peter D. Blanck through Futuronics Corporation and Trust created under the Will of Albert Blanck have been added only once to the total shares owned by officers and directors as a group.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                                                                     AGE AT
NAME                                                              APRIL 1, 1997    POSITION               OFFICER SINCE
----                                                              -------------    --------               -------------
Robert F. Tannenhauser........................................          52         President                   1986

Eric D. Rosenfeld(1)..........................................          57         Treasurer                   1992


Robert C. McGee...............................................          60         Vice President              1996

Marjorie Caplice..............................................          36         Secretary                   1996

Jennifer M. Napier............................................          25         Assistant Secretary         1996

------------------
(1) Also served as Vice President from 1986 to 1996.

     All officers hold office until the meeting of the Board following the next annual meeting or until removed by the Board.

     The principal occupations of Messrs. McGee, and Tannenhauser for the last five years are described under the caption 'Proposal 8--Election of Directors.'

     Marjorie Caplice has served as Secretary of the Company since February 1996. From 1982 to 1991, Ms. Caplice served as Vice President of Investor Savings Bank and Director of Management Information Systems. From 1991 to 1993, Ms. Caplice was Director of Systems and Operations for Compmed, a medical practice management firm, and from 1994 until she joined the Company, she served as manager of McClain Group, Inc., a management consulting firm. Ms. Caplice is the daughter of Robert C. McGee, Vice President and a Director of the Company.

     Jennifer Napier has served as Assistant Secretary of the Company since February 1996. From June 1994 until the present, Ms. Napier has been employed by Business Loan Center. Ms. Napier graduated with a degree in Accounting from San Diego State University in May 1994 and is currently pursuing a Masters in Business Administration.

     Eric D. Rosenfeld has been or is a principal or general partner of various corporations or partnerships engaged in the oil and real estate businesses. From January 1992 until February 1995, Mr. Rosenfeld was of counsel to the law firm of Hall Dickler Kent Friedman & Wood, LLP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all plan and non-plan compensation paid to the named individual for services rendered in all capacities to the Company and its subsidiaries during the three fiscal years ended June 30, 1996. The following salaries and/or benefits are presently payable pursuant to employment agreements. See 'Certain Relationships and Related Transactions.'

                                                                                           LONG-TERM
                                                         ANNUAL COMPENSATION              COMPENSATION

                                              -----------------------------------------   ------------
                                                                              OTHER        SECURITIES
                                              FISCAL                          ANNUAL       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY     BONUS   COMPENSATION    OPTIONS(#)    COMPENSATION
---------------------------                   ------    ------     -----   ------------    ----------    ------------
Robert F. Tannenhauser......................    1996   $150,997(1)  $ 0         $0                            $0
  President and Director                        1995     37,198(1)    0          0           450,000           0
                                                1994     19,128(1)    0          0                             0

Robert C. McGee ............................    1996    209,022       0          0           187,475           0
  Vice President and Director

------------------
(1) Includes premiums for excess health insurance.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth options granted to the named executive officers during Fiscal Year 1996. See 'Certain Relationships and Related Transactions.'

                                                               % OF TOTAL
                                                                 OPTIONS
                                                                 GRANTED      EXERCISE
                                                    OPTIONS   DURING FISCAL    PRICE     EXPIRATION      GRANT DATE
NAME                                                GRANTED     YEAR 1996      ($/SH)       DATE      PRESENT VALUE(1)
----                                                -------   -------------   --------   ----------   ----------------
Robert C. McGee...................................  187,475       15.8%        $ 0.60     11/5/2000          $0

------------------
(1) Options to purchase shares of Common Stock were granted to Robert C. McGee at a per share exercise price equal to the fair market value of the Common Stock at the date of grant.

     The following table sets forth information concerning each exercise of stock options during the Fiscal Year 1996 by the named individual, along with the year-end value of unexercised options:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                                                                    VALUE OF
                                                                                 NUMBER OF         UNEXERCISED
                                                      SHARES                    UNEXERCISED       IN-THE-MONEY
                                                     ACQUIRED       VALUE       OPTIONS AT         OPTIONS AT

NAME                                                ON EXERCISE   REALIZED $      6/30/96            6/30/96
----                                                -----------   ----------   -------------      -------------
                                                                               EXERCISABLE/       EXERCISABLE/
                                                                               UNEXERCISABLE      UNEXERCISABLE
                                                                               -------------      -------------
Robert F. Tannenhauser............................       0            $0          592,500/     $26,850.00/(1)(2)
Robert C. McGee...................................       0             0          187,475/       3,749.50/(2)

                                                        (Footnotes on next page)

(Footnotes from previous page)

------------------
(1) Number reflects 592,500 options previously owned by Robert F. Tannenhauser and transferred to his spouse, Carol Tannenhauser, and 7,500 options transferred to an unrelated third party.

(2) Calculated using the fair market value of the Common Stock at the Record Date of $0.60 based on the closing sale price of $.60 asked and $.60 bid and an exercise price of $.50 per share.

     Reference is made to the section of this Proxy Statement entitled 'Certain Relationships and Related Transactions' for a description of options granted to certain executive officers, fees paid to entities that are affiliated with certain executive officers and employment agreements with certain executive officers.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Robert F. Tannenhauser, Eric D. Rosenfeld, Robert C. McGee and Mary D. McGee on February 5, 1996.

     Robert F. Tannenhauser. Robert F. Tannenhauser's employment agreement provides that he shall be employed as President and Chairman of the Board of the Company and as Chief Executive Officer of Business Loan Center through January 15, 2001 at an annual gross salary of $200,000. Mr. Tannenhauser is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees.

     The agreement shall automatically renew for successive one-year periods until the Company registers the shares of Common Stock held by Mr. Tannenhauser under the Securities Act and lists the Common Stock for trading on Nasdaq, The American Stock Exchange ('AMEX') or another recognized securities exchange. Thereafter, the agreement shall automatically renew for additional successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.


     The agreement obliges the Company to pay to Mr. Tannenhauser the greater of $200,000 or his annual gross salary if (i) Mr. Tannenhauser's employment is terminated for any reason other than his death or disability, (ii) the agreement is not renewed by Business Loan Center or (iii) Mr. Tannenhauser terminates the agreement due to a reduction in Mr. Tannenhauser's salary or benefits or the diminution of his responsibility, authority or status as chief executive.

     Robert C. McGee. Robert C. McGee's employment agreement provides that he shall be employed as Vice President of the Company, a Managing Partner of Business Loan Center and President and Chief Executive Officer of Business Loan Center Financial Network, Inc. ('BLCFN'), through January 15, 2001 at an annual gross salary of $200,000.

     Mr. McGee was also issued warrants to purchase 187,475 shares of Common Stock at an exercise price of $.60, all of which are exercisable immediately or at any time prior to November 5, 2000. Mr. McGee is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees.

     The agreement shall automatically renew for successive one-year periods until the Company registers the shares of Common Stock held by Mr. McGee under the Securities Act and lists the Common Stock for trading on Nasdaq, AMEX or other recognized securities exchange. Thereafter, the agreement shall automatically renew for additional successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

     The agreement obliges the Company to pay to Mr. McGee the greater of $200,000 or his annual gross salary if (i) Mr. McGee's employment is terminated for any reason other than his death or disability, (ii) the Agreement is not renewed by Business Loan Center or (iii) Mr. McGee terminates the agreement due to a reduction in Mr. McGee's salary or benefits or the diminution of his responsibility, authority or status as Chief Executive Officer of BLCFN.

     Mary McGee. Mary McGee's employment agreement provides that she shall be employed as Chief Administrative Officer of BLCFN through January 15, 1997 at an annual gross salary of $56,000. Ms. McGee is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees. The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

     Eric D. Rosenfeld. Eric D. Rosenfeld's employment agreement provides that he shall serve on Business Loan Center's Loan Committee and Management Committee and shall act as liaison between Business Loan Center and its attorneys on legal matters through January 15, 1997 at an annual gross salary of $25,000. Mr. Rosenfeld is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees. The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company traditionally performs the functions of a compensation committee, including the review and approval of compensation and terms of employment for all officers and those employees of the Company and its subsidiaries. The members of the Board of Directors in 1996 were Robert F. Tannenhauser, Eric D. Rosenfeld, Robert C. McGee, Peter D. Blanck and Majorie Caplice.

     The Company's executive compensation is intended to reward, retain and motivate management. The primary component of compensation has been base salary. However, for certain of the most senior executives, compensation packages now include stock-based long-term incentive rewards (the 'Awards'). The grant of these Awards is intended to align the interests of the Company's most senior executives to improve the Company's long-term business position and performance. No awards were made to the Chief Executive Officer and the other executive officers of the Company in 1996. The Board of Directors believes that the Company's executive compensation arrangements are reasonable in light of the needs of the Company, competitive compensation levels and the goals of retention and motivation of management.

     In determining salary levels for the executive officers, primary consideration is given to each executive's level of responsibility and individual performance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company traditionally performs the functions of a compensation committee, including the review and approval of compensation and terms of employment for all officers and those employees of the Company and its subsidiaries. The members of the Board of Directors in 1996 were Robert F. Tannenhauser, Eric D. Rosenfeld, Robert C. McGee, Peter D. Blanck and Majorie Caplice.

     Certain members of the Company's Board of Directors also served as officers of the Company in 1996. Specifically, Robert T. Tannenhauser served as President, Eric D. Rosenfeld served as Treasurer, Robert C. McGee served as Vice President and Majorie Caplice served as Secretary.

                               PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total return of the Company's Common Stock with the Russell 2000 Market Index, a broad market index covering small capitalization stocks listed on the Russell 2000 Index, and a Custom Peer Group Index ('Peer Index'). The Peer Index is a combination of two stock indexes stratified by SIC Codes 6159 Miscellaneous Business Credit Institutions and 6162 Mortgage Bankers and Loan Correspondents. The cumulative total returns for each index were prepared by Media General Financial Services, Inc. Each case assumes an initial investment of $100 after the close of the market on June 30, 1994, as well as the reinvestment of any dividends.


                                 [INSERT CHART]

                                                                          6/30/94    6/30/95    6/30/96
                                                                          -------    -------    -------
BLC Financial Services, Inc............................................   $100.00    $ 70.59    $117.66
Peer Group Index.......................................................    100.00     122.42     178.32
Russell 2000 Index.....................................................    100.00     120.08     148.90

                             ADDITIONAL INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During Fiscal Year 1996, the Company paid legal fees in the amount of $9,000 to Hall Dickler Kent Friedman & Wood, LLP, a law firm to which Messrs. Rosenfeld and Tannenhauser were of counsel until February 1995. Fees billed by the law firm which remain unpaid at June 30, 1996 totaled approximately $23,000. Hall Dickler Kent Friedman & Wood, LLP continues to perform legal services for the Company.

     During August 1992, the Company awarded options to purchase 150,000 shares of Common Stock to each of Messrs. Rosenfeld and Tannenhauser. The options issued to Mr. Rosenfeld were subsequently transferred by Mr. Rosenfeld to his spouse. The options are each exercisable until December 31, 1997 at a price per share of $.50. On January 20, 1996, the Board of Directors passed a resolution allowing these options to be exercised at $.45 per share and extending the term until February 28, 1997. Mr. Tannenhauser exercised the options issued to him on February 18, 1997. None of the other options have been exercised as of the date hereof. The option exercise price of $.50 per share was established by management based upon consideration of the following factors: an evaluation of Business Loan Center's loan portfolio, an estimate of the value of the Small Business Administration license, the loss carryforward available to the Company to shelter future profits, if any, the conversion price of then outstanding debentures, and the exercise price of outstanding warrants and management's evaluation of the prospects of the Company.

     During February 1995, the Company awarded options to purchase 450,000 shares, 225,000 shares, and 75,000 shares of Common Stock, respectively, to each of Messrs. Tannenhauser, Rosenfeld and Blanck, officers and directors of the Company. These options were subsequently transferred to the respective spouses of Messrs. Tannenhauser and Rosenfeld. The options are exercisable after January 1, 1996 until their expiration on November 5, 2000, at a price per share of

$.60. The option exercise price of $.60 was established by management based primarily upon consideration of extensive work done by the optionees and the nominal consideration received therefor.

     Since June 30, 1992, various members of the immediate family and affiliates of Robert F. Tannenhauser have made available funds to Business Loan Center for the purpose of originating loans. In exchange for extending such loans, Business Loan Center paid interest to the person or entities funding such loans during the years ended June 30, 1996, June 30, 1995 and June 30, 1994. For those periods, Business Loan Center incurred interest expense relating to such individuals in the aggregate amounts of $130,000, $24,000 and $75,000, respectively. The maximum amounts outstanding for these loans during the periods in question were $2,108,000, $1,800,000 and $2,200,000, respectively.

     Pursuant to an agreement dated November 24, 1992, between the Company and Futuronics Corporation, a New York corporation, a majority of the stock of which is held by several members of the immediate family of Robert F. Tannenhauser, the Company sold to Futuronics Corporation, 2,272,727 shares of Common Stock for an aggregate purchase price of $1,000,000. The Company registered the shares sold to Futuronics Corporation under the Securities Act, as amended. The Company nominated Peter Blanck for election to its board of directors, and he was so elected at the Company's annual meeting in June 1993. The Board of Directors of the Company believes that the sale price of $.44 per share of Common Stock was fair based on its consideration of, among other things, (i) the opinion of an investment banking firm as to the fairness of the sale price from a financial point of view, (ii) the Company's evaluation of the current business and operation of the Company and (iii) the range of prices set for certain outstanding debentures and warrants.

     In December 1994, the Company obtained a dual-purpose bank loan from a New York bank that provides financing of up to $10,500,000 million for both the guaranteed and unguaranteed portions of loans that Business Loan Center originates. The loan has been guaranteed, jointly and severally, by Robert F. Tannenhauser and Eric D. Rosenfeld at the request of the bank.

     On February 5, 1996, BLCFN acquired all of the issued and outstanding shares of capital stock of Southeastern Network from Robert C. McGee, a nominee for election as a director, in exchange for the issuance by the Company of 1,808,821 shares of Common Stock. See 'Security Ownership of Certain Beneficial Owners and Management.'

     The Company is currently in the process of negotiating a line of credit, as well as financing and securitization arrangements, with certain financial institutions introduced to the Company by Robert W. D'Loren, a nominee to the Board of Directors of the Company. Upon consummation of any such arrangements, Mr. D'Loren will be paid a fee by the Company.

     Management believes that each transaction described above was on terms at least as favorable to the Company as could have been obtained at the time and under the circumstances from non-affiliated persons.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ('Section 16(a)') requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the 'Commission') initial reports of ownership and reports of changes in ownership of such equity securities. Directors, officers and greater-than-10%-stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports furnished and written representations that no other reports were required, the Company believes that all directors, officers and greater-than-10%-stockholders complied with all applicable Section 16(a) filing requirements except that during Fiscal Year 1996, Robert F. Tannenhauser, President of the Company, and his spouse; Eric D. Rosenfeld, Treasurer of the Company, and his spouse; Robert C. McGee, Vice President of the Company; Marjorie Caplice, Secretary of the Company; Peter Blanck, a Director of the Company; and Futuronics Corporation, a 10% stockholder, each made a late filing of a report required by Section 16(a), covering a transaction or event in the Common Stock.

                      AVAILABILITY OF CERTAIN INFORMATION

     Upon receipt of a stockholder's written request to the Secretary of the Company at the Company's principal offices, the Company will furnish to such stockholders without charge a copy of the Company's Annual Report on Form 10-K for Fiscal Year 1996.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                            FOR 1998 ANNUAL MEETING

     The Board of Directors of the Company presently intends to schedule an
Annual Meeting of Stockholders of the Company for                     , 1998. In
order for stockholder proposals for this meeting to be eligible for inclusion in the Company's Proxy Statement for that meeting, they must be received by the
Company at its principal office in New York, New York by                     ,
1997.

                                 OTHER MATTERS

     Management is not aware of any other matter to be presented for action at the meeting other than Items 1 through 11 in the accompanying Notice of Annual Meeting of Stockholders, and management does not intend to bring any other matter before the Meeting. However, if any other matters should be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

     Kindly date, sign and return the enclosed form of proxy. YOUR VOTE IS IMPORTANT.

                                            JENNIFER NAPIER
                                            Assistant Secretary


New York, New York
                    , 1997

                                                                       EXHIBIT 1
                              FAIR PRICE AMENDMENT

      The following shall be added as a new Article 11 to the Certificate of Incorporation of the Company:

        '11. (a) (i) In addition to any affirmative vote required by law, by this Certificate of Incorporation or by any Preferred Stock Designation (as hereinafter defined), and except as otherwise expressly provided in Section (b) of this Article 11:

     (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (x) any Interested Stockholder (as hereinafter defined) or (y) any other corporation (whether or not itself an Interested Stockholder), which is, or after such merger or consolidation would be, an Affiliate or Associate (as such terms are hereinafter defined) of as Interested Stockholder; or

     (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1 million or more; or

     (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1 million or more; or

     (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

     (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is 'beneficially owned' (as hereinafter defined) by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

         shall require the affirmative vote of not less than seventy-five percent (75%) of the voting power of all outstanding Voting Shares that are not beneficially owned by the Interested Stockholder referred to in clauses (A) through (E) above or the Affiliates or Associates of such Interested Stockholder voting together as a single class. Such affirmative vote shall be required notwithstanding any other provisions of this Certificate of Incorporation or any provision of law or of any agreement with any national securities exchange or otherwise which might otherwise permit a lesser vote or no vote.

        (ii) The term 'Business Combination' as used in this Article 11 shall mean any transaction which is referred to in any one or more of clauses (A) through (E) of paragraph (i) of this Section 11(a). Notwithstanding any of the foregoing, the term Business Combination shall not include any transaction between the Corporation or any Subsidiary and another corporation fifty percent (50%) or more of the voting stock of which is owned by the Corporation or any Subsidiary and none of which is owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder if each holder of common stock of the Corporation or any Subsidiary receives the same type of consideration in proportion to his holdings.

        (b) The provisions of Section (a) of this Article 11 shall not be applicable to any particular Business Combination in which a particular Interested Stockholder or any Affiliate or Associate of such Interested Stockholder has an interest of the type contemplated by Section (a)(i) of this
Article 11, and such Business Combination shall require only such affirmative vote as is required by law, any other provision of this Certificate of Incorporation and any Preferred Stock Designation, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation, solely in their respective capacities as stockholders of the Corporation, the condition specified in the following paragraph (i) is

                                      1-1
met, or, in the case of any other Business Combination, the conditions specified in either of the following paragraph (i) or paragraph (ii) are met:

        (i) The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); provided however, that this condition shall not be capable of satisfaction unless there are at least three Continuing Directors.

        (ii) All of the following conditions shall have been met:

     (A) The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under subparagraphs i), ii), iii) and iv) below:

           (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any share of Common Stock acquired by it or them;


           (ii) the higher of: (x) the highest Fair Market Value per share of Common Stock during the three-month period ending on the day after the date of the first public announcement of the proposal of the Business Combination (the 'Announcement Date') or (y) (if applicable) the Fair Market Value per share of Common Stock on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article 11 as the 'Determination Date'), provided that the Determination Date is not more than two years prior to the Announcement Date;

          (iii) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to subparagraph (b)(ii)(A)(ii)(x) above, multiplied by the ratio of
                (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (y) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of Common Stock; and

           (iv) the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or if no such record date is set, then the Announcement Date), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community; provided, however that if the common stock of the Interested Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any comparable provision of any superseding statute), and such Interested Stockholder is a direct or indirect subsidiary of another person the common stock of which is and has been so registered, the price/earnings multiple shall be that of such other person.

     (B) The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Preferred Stock shall be at least equal to the highest amount determined under subparagraphs i), ii), iii) and iv) below.

           (i) the highest per share price (including any brokerage commission, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of such class of Preferred Stock acquired by it or them;


           (ii) the highest preferential amount per share to which the holders of shares of such class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event;

                                      1-2

          (iii) the higher of: (x) the highest Fair Market Value per share of Preferred Stock during the three-month period ending on the day after the Announcement Date, or (y) (if applicable) the Fair Market Value per share of such class of Preferred Stock on the Determination Date, provided the Determination Date is not more than two years prior to the Announcement Date; and

           (iv) (if applicable) the price per share equal to the Fair Market Value per share of such Class of Preferred Stock determined pursuant to subparagraph (b)(ii)(B)iii)(x) above, multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
                fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of such class of Preferred Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (y) the Fair Market Value per share of such class of Preferred Stock on the first day in such two-year period upon which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of such class of Preferred Stock.

         The provisions of this subparagraph (b)(ii)(B) shall be required to be met with respect to every class of outstanding Preferred Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Preferred Stock.

     (C) If the Interested Stockholder or any of its Affiliates or Associates have paid for shares of any class or series of Capital Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of that class or series of Capital Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder or any of its Affiliates or Associates. The price determined in accordance with subparagraphs (b)(ii)(A) and (B) of this Article 11 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

     (D) After becoming an Interested Stockholder and prior to the consummation of such Business Combination (a) such Interested Stockholder or any of its Affiliates or Associates shall not have acquired any newly issued shares of Capital Stock, directly or indirectly, from the Corporation or any Subsidiary (except upon conversion of convertible securities acquired by it prior to becoming an Interested Stockholder or upon compliance with the provisions of this Article 11 or as a result of a pro rata stock dividend or stock split); (b) except as approved by a majority of the Continuing Directors, there shall have been (x) no failure to declare and pay at the regular date thereof any full quarterly or semi-annual dividends (whether or not cumulative) on the outstanding Preferred Stock, (y) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), and (z) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock; and (c) such Interested Stockholder or any of its Affiliates or Associates shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the Corporation or any Subsidiary, or made any major changes in the Corporation's or any Subsidiary's business or equity capital structure; and

     (E) A proxy statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations), whether or not the Corporation is then subject to such requirements, shall be mailed to the stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination. The proxy statement shall contain on the first page there, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors, as to the fairness (or not) of the terms of the Business Combination, from a financial point of view to the holders of the outstanding shares of capital

                                      1-3
         stock of the Corporation other than the Interested Stockholder and its Affiliates or Associates (such investment banking firm to be paid a reasonable fee for its services by the Corporation).

           (c) For the purposes of this Article 11:

           (i) A 'person' means any individual, limited partnership, limited liability partnership, general partnership, corporation, limited liability company, business trust or other firm or entity.

          (ii) 'Interested Stockholder' means any person (other than the

     Corporation or any Subsidiary), who or which together with their Affiliates or Associates:

     (A) is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Capital Stock with respect to the election of directors of the Corporation; or

     (B) is an Affiliate or an Associate of the Corporation or any Subsidiary and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the then outstanding Capital Stock with respect to the election of directors of the Corporation; or

     (C) is an assignee of or has otherwise succeeded to any shares of Capital Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

        (iii) A person shall be a 'beneficial owner' of, or shall 'beneficially own', any

     Capital Stock:

     (A) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996; or

     (B) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Capital Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed to beneficially own); or

     (C) which are beneficially owned, directly or indirectly, within the meaning of Rule 13d- 3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph
         (iii)(B) or disposing of any shares of Capital Stock;

         provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Capital Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate or Associate of such trustee), solely by reason of such capacity of such trustee, shall be deemed for any purposes hereof, to beneficially own any shares of Capital Stock held under any such plan.

          (iv) For the purposes of determining whether a person is an Interested
     Stockholder pursuant to paragraph   of this Section (c), the number of
     shares of Capital Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (iii) of this Section (c) but shall not include any other unissued shares of Capital Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                                      1-4

          (v) 'Affiliate' or 'Associate' shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations
     under the Securities Exchange Act of 1934, as in effect on            ,
     1997.

          (vi) 'Subsidiary' means a corporation of which a majority of any class of equity securities is owned directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (ii) of this Section (c), the term 'Subsidiary' shall mean only a corporation of which a majority of each class of equity security is owned directly or indirectly by the Corporation.

          (vii) 'Continuing Director' means (x) any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Stockholder and was either a member of the Board of Directors on the effective date of this Article 11 or a member of the Board of Directors prior to the time that the Interested Stockholder in question became an Interested Stockholder and (y) any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors.

          (viii) 'Fair Market Value' means (x) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stock, or if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation during the 30-day period immediately preceding the date in question in the over- the-counter market, as reported by the NASDAQ National Market or such other system then in use, or, if no such quotations are available, the fair market value on the date in question as determined in good faith by a majority of the Continuing Directors and (y) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

          (ix) In the event of any Business Combination in which the Corporation survives, the phrase 'consideration other than cash to be received' as used in subparagraphs (b)(ii)(A) and (b)(ii)(B) of this Article 11 shall include the shares of Common Stock and/or the shares of any other class (or series) of outstanding capital stock retained by the holders of such shares.

          (x) 'Whole Board' means the total number of directors which this Corporation would have if there were no vacancies.

          (xi) 'Voting Shares' shall mean (x) the Common Stock of the Corporation and (y) any shares of Preferred Stock of the Corporation that
     (a) by the terms of this Certificate of Incorporation or any Preferred Stock Designation are entitled to vote on matters presented to a vote of stockholders under this Article 11 (or, if applicable, Article 13), and (b) were issued by the Corporation prior to the date any Person who is at the time of the vote an Interested Stockholder became an Interested Stockholder or, if issued thereafter, the issuance thereof was approved by a majority of the Continuing Directors; provided, however, that this condition shall not be capable of satisfaction unless there are at least three Continuing Directors.

          (xii) 'Preferred Stock Designation' shall mean a certificate filed with the Secretary of State of the State of Delaware to evidence the designation of any series of the Preferred Stock of the Corporation established by resolution of the Board of Directors pursuant to authority granted in this Certificate of Incorporation.

          (d) A majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article 11, including, without limitation, (1) whether a person is an Interested Stockholder, (2) the number of shares of Capital Stock beneficially owned by any person, and whether any shares are 'Voting Shares' under paragraph (11) of Section C of this Article 11, (3) whether a person is an Affiliate or Associate of another,

                                      1-5

(4) whether the applicable conditions set forth in paragraph (2) of Section B have been met with respect to any Business Combination, (5) the Fair Market Value of stock or other property in accordance with paragraph (viii) of Section
(c) of this Article 11 and (6) whether the assets which are the subject of any Business Combination referred to in paragraph (i)(B) of Section (a) have, or the consideration to be received for the issuance or transfer of securities by the

Corporation or any Subsidiary in any Business Combination referred to in paragraph (i)(c) or Section (a) has, an aggregate Fair Market Value of $1 million or more. A majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the further power to interpret all of the terms and provisions of this Article 11.

          (e) A majority of the Whole Board shall have the right to demand, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the right to demand that any person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof (or holds of record shares of Capital Stock Beneficially Owned by any Interested Stockholder or Affiliate or Associate thereof) supply the Corporation with complete information as to (1) the record owner(s) of all shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof, (2) the number of, the class or series of, shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares and (3) any other factual matter relating to the applicability or effect of this Article 11, as may be reasonably requested of such person, and such person shall furnish such information within 10 days after receipt of such demand.

        (f) Nothing contained in this Article 11 shall be construed to relieve any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder from any fiduciary obligation imposed by law.'

                                      1-6

                                                                       EXHIBIT 2

                         CLASSIFIED BOARD OF DIRECTORS

     Article 10 of the Certificate of Incorporation shall be deleted and the following shall be substituted as the new Article 10.

     '10. For the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and its directors and stockholders:

          (a) Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors of the Corporation shall be between six (6) and twelve (12) directors, the exact number fixed from time to time by affirmative vote of a majority of the Directors then in office. The Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2000, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the Corporation after fiscal year 1997, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

          (b) Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent director.'

     In addition, the following conforming changes shall be made to the By-laws of the Company:

     Paragraphs 1, 2 and 3 of Article III of the By-laws shall be deleted in their entirety and the succeeding paragraphs of Article III shall be renumbered accordingly.

     Each reference in the By-laws to 'shareholders' shall be changed to 'stockholders.'

                                      2-1

                                                                       EXHIBIT 3

                      ELIMINATION OF STOCKHOLDER ACTION BY
                                WRITTEN CONSENT

     The following shall be added as a new Article 12 to the Certificate of
Incorporation:

          '12. Any action required or permitted to be taken by the stockholders of the Corporation must be effected (i) at a duly called annual or special meeting of such holders or (ii) by a consent in writing only by the consent of the holders of seventy-five percent (75%) of the outstanding shares of voting stock of the Corporation. At any annual meeting or special meeting of stockholders of the Corporation, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the By-laws of the Corporation.'

                                      3-1

                                                                       EXHIBIT 4

                         INCREASED STOCKHOLDER VOTE FOR
                  AMENDMENT OR REPEAL OF THE COMPANY'S BY-LAWS

     Paragraph (b) of Article 6 of the Certificate of Incorporation shall be deleted in its entirety, the succeeding paragraphs renumbered accordingly, and the following shall be added as a new Article 13 of the Certificate of Incorporation of the Company:

          '13. The Board of Directors may adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the Whole Board (as defined in subparagraph (c)(x) of Article 11). Notwithstanding any other provisions of this Certificate of Incorporation or any Preferred Stock Designation or any provision of law, which might otherwise permit a lesser vote or no vote, but in addition to any requirements of law and any other provisions of this Certificate of Incorporation or any Preferred Stock Designation (as defined in subparagraph (c)(xii) of Article 11, the stockholders may not adopt, amend, alter or repeal any provision of the By-laws of the Corporation, except by the affirmative vote of (i) the holders of at least seventy-five percent (75%) of the then outstanding Voting Shares (as defined in subparagraph (c)(xi) of Article 11) voting together as a single class, and (ii) if such amendment has been proposed, directly or indirectly, by or on behalf of any Interested Stockholder (as defined in subparagraph (c)(ii) of Article 11), it must also be approved by the affirmative vote of not less than seventy-five percent (75%) of all outstanding Voting Shares that are not beneficially owned by such Interested Stockholder or the Affiliates or Associates (as defined in subparagraph (c)(v) of Article 11) of such Interested Stockholder, voting together as a single class.'

     In addition, the following conforming changes shall be made to the By-laws of the Company:

     Article IX of the By-laws shall be deleted in its entirety.

                                      4-1

                                                                       EXHIBIT 5

                         INCREASED STOCKHOLDER VOTE FOR
                           AMENDMENT OR REPEAL OF THE
                              PROPOSED AMENDMENTS

     The following shall be added as a new Article 14 to the Certificate of Incorporation of the Company:

          14. Notwithstanding any other provisions of this Certificate of Incorporation, any Preferred Stock Designation (as defined in subparagraph
     (c)(xii) of Article 11), or any provision of law, which might otherwise permit a lesser vote or no vote, but in addition to any requirements of law, any other provisions of this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of not less than seventy-five percent (75%) of all outstanding Voting Shares (as defined in subparagraph (c)(xi) of Article 11) voting together as a single class, shall be required to alter, amend or repeal Article 10, Article 11, Article 12, Article 13 or this Article 14; provided, however, that if such action has been proposed, directly or indirectly, by or on behalf of any Interested Stockholder (as defined in subparagraph (c)(ii) of Article 11), it must also be approved by the affirmative vote of not less than seventy-five percent (75%) of all outstanding Voting Shares (as defined in subparagraph (c)(xi) of Article 11) that are not beneficially owned by such Interested Stockholder or the Affiliates or Associates (as defined in subparagraph (c)(v) of Article 11) of such Interested Stockholder, voting together as a single class.

                                      5-1

                                                                       EXHIBIT 6

                      ELIMINATION OF STOCKHOLDERS' ABILITY
                           TO CALL A SPECIAL MEETING

     Paragraph 3 of Article II of the By-laws of the Company shall be amended by deleting the phrase ', and shall be called by the President or the Secretary at written request of the holders of ten (10%) per cent of the outstanding shares entitled to vote thereat,' and substituting therefor the phrase 'or by the Chairman of the Board'.

                                      6-1

                                                                       EXHIBIT 7

                 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS

     The following shall be added as a new paragraph 8 to Article II of the By-laws of the Company:

8. NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS

     (a) Annual Meetings of Stockholders.

          (i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph
     (a)(i) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting, provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (a) the 60th day prior to such annual meeting, or (b) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (iii) Notwithstanding anything in the second sentence of paragraph
     (a)(ii) of the By-law to the contrary, in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder

                                      7-1
of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of the By-law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (c) General.

          (i) Only such persons who are nominated in accordance with the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-law and, if any proposed nomination or business is not in compliance with this By-law, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this By-law, 'public announcement' shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news-service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

                                      7-2

                                                                       EXHIBIT 8

                            THE REVERSE STOCK SPLITS

A. ONE-FOR-TWO REVERSE STOCK SPLIT

     Prior to the Company's next Annual Meeting of Stockholders, on the condition that no other amendment to the Certificate of Incorporation shall have
been filed subsequent to               , 1997 effecting a reverse stock split of
the Common Stock, Article 4, paragraph (a) of the Certificate of Incorporation be amended by addition of the following provision:

          'Simultaneously with the effective date of this amendment (the 'Effective Date'), each share of the Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the 'Old Common Stock') shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-half (1/2) of a share of the Company's Common Stock, par value $.01 per share (the 'New Common Stock'), with the number of shares of New Common Stock to be issued to a stockholder rounded up to the next highest whole number of shares. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the 'Old Certificates,' whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the 'New Certificates,' whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued be computed on the basis of the aggregate numbers of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps on the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.'

     At any time prior to the filing of the foregoing amendment to the Certificate of Incorporation effecting a one-for-two Reverse Stock Split,

notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholder.

B. ONE-FOR-THREE REVERSE STOCK SPLIT

     Prior to the Company's next Annual Meeting of Stockholders, on the condition that no other amendment to the Certificate of Incorporation shall have
been filed subsequent to               , 1997 effecting a reverse stock split of
the Common Stock, Article 4, paragraph (a) of the Certificate of Incorporation be amended by addition of the following provision:

          'Simultaneously with the effective date of this amendment (the 'Effective Date'), each share of the Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the 'Old Common Stock') shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-third (1/3) of a share of the Company's Common Stock, par value $.01 per share (the 'New Common Stock'), with the number of shares of New Common Stock to be issued to a stockholder rounded up to the next highest whole number of shares. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common

                                      8-1

     Stock (the 'Old Certificates,' whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the 'New Certificates,' whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued be computed on the basis of the aggregate numbers of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps on the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.'


     At any time prior to the filing of the foregoing amendment to the Certificate of Incorporation effecting a one-for-three Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

C. ONE-FOR-FOUR REVERSE STOCK SPLIT

     Prior to the Company's next Annual Meeting of Stockholders, on the condition that no other amendment to the Certificate of Incorporation shall have
been filed subsequent to               , 1997 effecting a reverse stock split of
the Common Stock, Article 4(a) of the Certificate of Incorporation be amended by addition of the following provision:

          'Simultaneously with the effective date of this amendment (the 'Effective Date'), each share of the Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the 'Old Common Stock') shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fourth (1/4) of a share of the Company's Common Stock, par value $.01 per share (the 'New Common Stock'), with the number of shares of New Common Stock to be issued to a stockholder rounded up to the next highest whole number of shares. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the 'Old Certificates,' whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the 'New Certificates,' whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued be computed on the basis of the aggregate numbers of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps on the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares

                                      8-2
     of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.'

     At any time prior to the filing of the foregoing amendment to the Certificate of Incorporation effecting a one-for-four Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholder.

D. ONE-FOR-FIVE REVERSE STOCK SPLIT

     Prior to the Company's next Annual Meeting of Stockholders, on the condition that no other amendment to the Certificate of Incorporation shall have
been filed subsequent to               , 1997 effecting a reverse stock split of
the Common Stock, Article 4, paragraph (a) of the Certificate of Incorporation be amended by addition of the following provision:

          'Simultaneously with the effective date of this amendment (the 'Effective Date'), each share of the Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the 'Old Common Stock') shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifth (1/5) of a share of the Company's Common Stock, par value $.01 per share (the 'New Common Stock'), with the number of shares of New Common Stock to be issued to a stockholder rounded up to the next highest whole number of shares. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the 'Old Certificates,' whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the 'New Certificates,' whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued be computed on the basis of the aggregate numbers of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps on the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.'

     At any time prior to the filing of the foregoing amendment to the Certificate of Incorporation effecting a one-for-five Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

                                      8-3

                                                                       EXHIBIT 9

                         1995 MANAGEMENT INCENTIVE PLAN

                                      9-1

                          BLC FINANCIAL SERVICES, INC.
                     Amended 1995 Management Incentive Plan

1. Purpose of the 1995 Plan.

     BLC Financial Services, Inc. (the "Corporation") desires to attract and retain the best available talent and to encourage the highest level of performance. The Amended 1995 Management Incentive Plan (the "1995 Plan") is intended to contribute significantly to the attainment of these objectives, by affording eligible employees of the Corporation or any of its parent or subsidiary corporations the opportunity to acquire and to increase their proprietary interests in the Corporation and by providing incentives for such employees to put forth maximum efforts for the success of the business.

2. Scope and Duration of the 1995 Plan.

     Under the 1995 Plan, options ("Options") to purchase Common Stock of the Corporation, par value $.01 per share ("Common Stock"), may be granted. Options may, at the time of grant, also be designated either as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not satisfy the requirements for ISOs ("Non-qualified Options"). Unless otherwise provided in the Code, the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Corporation and any parent corporation or any of its subsidiary corporations), may not exceed $100,000.

     The aggregate number of shares of Common Stock reserved for grant from time to time under the 1995 Plan is 1,000,000, which shares may be authorized but unissued shares or shares which shall have been or which may be reacquired by the Corporation. The aggregate number of shares of Common Stock which may be subject to Options granted to any one employee within any period of three calendar years under the 1995 Plan shall not exceed 150,000 shares. Such aggregate numbers shall be subject to adjustment as provided in paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares represented by the portion thereof not so exercised shall (unless the 1995 Plan shall have been terminated) become available for other Options to be granted under the 1995 Plan. The 1995 Plan shall become effective subject to approval by the stockholders of the Corporation as provided in paragraph 12. No Option shall be granted under the 1995 Plan after February 28, 2005. The grant of an Option is sometimes referred to herein as an award thereof.

3. Administration of the 1995 Plan.

     Initially, the Board of Directors shall administer the 1995 Plan. However, the

Board of Directors may appoint a 1995 Plan Committee (the "Committee") to administer the 1995 Plan, except as otherwise specifically provided in the 1995

Plan. Any Committee so appointed shall consist of not less than two members of the Board of Directors, each of whom shall be a disinterested person (as hereinafter defined) and an "outside director" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

     The Board of Directors (or Committee so designated) shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1995 Plan, to direct the grant of Options, to determine the number of shares and purchase price of the Common Stock covered by each Option, the employees to whom, and the time or times at which, Options shall be granted and may be exercised; to designate Options as ISOs or Non-qualified Options; to interpret the 1995 Plan; to prescribe, amend, and rescind rules and regulations relating to the 1995 Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from
Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"); to determine the terms and provisions of, and to cause the Corporation to enter into, agreements with employees in connection with awards made under the 1995 Plan ("Agreements"), which Agreements may vary from one another as the Board, or Committee so designated, shall deem appropriate; to amend any such Agreements from time to time, with the consent of the optionee; and to make all other determinations it may deem necessary or advisable for the administration of the 1995 Plan. Any interpretation or determination made by the Board or Committee so designated pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the 1995 Plan.

     The Board, or Committee so designated, shall hold its meetings at such times and places as it shall deem advisable. Members may participate in meetings through conference telephone or similar arrangements. A majority of the members of the Board or committee so designated shall constitute a quorum. All determinations of the Board or committee so designated shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Board or Committee so designated, may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Board, or Committee so designated, may delegate to one or more of its members or to one or more agents such administrative duties as the Board, or Committee so designated may deem advisable and may employ (or authorize any person to whom it has delegated duties as aforesaid to employ) one or more persons to render advice with respect to any responsibility the Board or Committee (or such person) may have under the 1995 Plan.

4. Eligibility: Factors to be Considered in Granting Awards.


     Options may be granted only to employees (including officers and directors who are employees) of the Corporation or of any parent or subsidiary corporation who shall have been so employed for a period of at least one year at the end of the fiscal year ended immediately prior to the grant; provided that the Board of Directors or Committee, so designated, may, in any specific case, authorize an award to an employee who shall not have served for such a period. In determining the persons to whom awards shall be made and the number of shares to be covered by each Option, the Board or Committee so designated shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation or any parent or subsidiary corporation, the anticipated number of years of effective service remaining, and such other factors as the Board or Committee so designated, in its discretion, shall deem relevant in connection with accomplishing the purposes of the 1995 Plan. No person shall be eligible for an Option grant if he shall have filed with the Secretary of the Corporation an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Corporation an instrument of revocation, which revocation will be deemed effective upon such filing. Subject to the provisions of paragraph 2, more than one award under the 1995 Plan may be made to any employee.

5. Option Price.

     The purchase price per share of the Common Stock covered by each Option shall be established by the Board, or Committee so designated, but in no event shall it be less than the fair market value (as hereinafter defined) of a share of Common Stock on the date the Option is granted.

     In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Corporation or of its parent or a subsidiary corporation (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

6. Term of Options.

     The term of each Option shall be fixed by the Board or Committee so designated, but in no event shall it be more than 10 years from the date of grant, subject to earlier termination as provided in paragraphs 9 and 10. The term of an ISO granted to a 10% Holder shall be no more than five years from the date of grant. The term of any Option may be extended from time to time by the Board, or Committee so designated, provided that no such extension shall extend the term beyond 10 years from the date of grant.

7. Exercise of Options.

     (a) Subject to the provisions of the 1995 Plan, an Option granted under the 1995 Plan shall become fully exercisable on the fifth anniversary of the date of grant. Prior thereto, each Option shall become exercisable as to twenty percent of the number of shares originally covered thereby upon the first anniversary of the date of the grant of the Option; and as to an additional twenty percent each upon the second through fifth anniversary of the date of the grant of the Option. Each installment shall be cumulative. Notwithstanding the foregoing, at any time subsequent to the first anniversary of the date of grant, the Board or Committee so designated may declare any Option immediately and fully exercisable, and Options shall automatically become fully exercisable upon the normal retirement or death or permanent and total disability of an optionee as provided in paragraphs 9 and 10. Except as provided in paragraphs 9 and 10, no Option may be exercised unless the optionee has remained an employee of the Corporation or any parent or subsidiary corporation (or any combination thereof) continuously from the date of grant.

     (b) An Option may be exercised as to any or all full shares as to which the Option is then exercisable; provided that an Option may not be exercised as to fewer than 100 shares (or less than all shares as to which the Option is then exercisable, if fewer than 100 shares).

     (c) The purchase price of the shares as to which an Option is exercised shall be paid in full in cash at the time of exercise.

     (d) No person shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

8. Non-transferability of Options.

     Options granted under the 1995 Plan shall not be transferable, other than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the optionee, only by the optionee or by his or her guardian or legal representative.

9. Termination of Relationship to the Corporation.

     (a) In the event that any optionee shall cease to be an employee of the

Corporation or of any parent or subsidiary corporation, other than by reason of death or permanent and total disability, any Option held by such optionee may be exercised (to the extent that the optionee was entitled to exercise such Option at the termination of such employment) at any time within three months after such termination, but not later than the date on which the Option, by its terms, otherwise would have expired; provided, however, that any Option held by an employee whose employment shall be terminated either (A) by the Corporation for Cause or (B) voluntarily by the employee and without the consent of the Corporation or any parent or subsidiary corporation (which consent shall be presumed in the case of normal retirement), shall, to the extent not theretofore exercised, forthwith terminate. Notwithstanding the provisions of paragraph 7 specifying the installments in which an Option shall be exercisable, upon an optionee's actual retirement at any time subsequent to the first anniversary of the grant of the Option, the Option shall be exercisable (within the time periods set forth in this paragraph 9(a)) as to all shares of Common Stock remaining subject to the Option; provided, however, such acceleration shall not be applicable if the optionee retires prior to his normal retirement date and without the consent of the Corporation. For purposes hereof "Cause" shall mean gross negligence or willful gross misconduct materially injurious to the Company or any subsidiary or affiliate thereof. "Willful" means an act or omission in bad faith and without reasonable belief that such act or omission was in or not opposed to the best interests of the Company or any subsidiary or affiliate thereof. "Cause" shall be determined in good faith by the Board or the Committee so designated.

     (b) Awards made under the 1995 Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Corporation, or any parent or subsidiary corporation.

     (c) Any Agreement may contain such provisions as the Board or Committee so designated shall approve with reference to the determination of the date employment terminates for purposes of the 1995 Plan and the effect of leaves of absence, which provision may vary from one another. Without limiting the foregoing, any Agreement may provide, for purposes of paragraphs 7(a), 9, and 10, that, with respect to the award of Non-qualified Options to which the Agreement relates, the optionee's employment shall be deemed not to terminate upon, and such optionee shall be deemed to continue to be employed until, the termination of the optionee's engagement as a consultant, if such engagement commences within three months after the optionee ceases to be an employee.

     (d) Nothing in the 1995 Plan or in any award made pursuant to the 1995 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any parent or subsidiary corporation or affect the right of the Corporation or such parent or subsidiary corporation to terminate his employment at any time.

10. Death or Disability of Optionee.

     If an optionee shall die or become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, while he is employed by the Corporation or any parent or any subsidiary corporation, or within three months after the termination of his employment (other than termination for cause or voluntarily on the part of the optionee and without the consent of the Corporation or such parent or subsidiary corporation), such Option may be exercised as set forth herein by the guardian or legal representative of the optionee, or by the optionee, at any time within nine months after the earlier of the death or commencement of permanent and total disability of the optionee, but not later than the date on which the Option, by its terms, otherwise would have expired. Notwithstanding the provisions of paragraph 7 specifying the installments in which an Option shall be exercised, upon an optionee's permanent and total disability at any time subsequent to the first anniversary of the grant of the Option, the Option shall be exercisable (within the time periods set forth in this paragraph 10) as to all shares of common Stock remaining subject to the Option.

11. Adjustments upon Changes in Capitalization.

     Notwithstanding any provision of the 1995 Plan, each Agreement may contain such provisions as the Board or Committee so designated shall determine to be appropriate for the adjustment of the number and class of shares exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the maximum aggregate number of shares as to which Options may be granted under the 1995 Plan and the maximum aggregate number of shares as to which Options may be granted to any employee within a period of three calendar years shall be appropriately adjusted by the Board or Committee so designated, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7(b) with respect to the minimum number of shares that must be purchased upon any exercise.

     In the event that a (i) dissolution, liquidation, merger or consolidation of the Corporation, (ii) sale of all or substantially all of the assets of the Corporation or sale of substantially all of the assets or a majority of the stock of a subsidiary of which the optionee is then an employee, or (iii) change in control (as defined below) of the Corporation has occurred or is about to occur, then, if the Board or Committee so designated shall so determine, each Option under the 1995 Plan, if such event shall occur with respect to the Corporation, or each Option held by an employee of a subsidiary corporation respecting which such event shall occur, shall be terminated upon the occurrence of such event, and the Corporation shall pay the optionee in lieu thereof an amount equal to (i) the Option Value, as hereafter defined, of one share at the close of business on the day next preceding occurrence of such event, multiplied by (ii) the full number of shares subject to the Option, without regard to whether any installment is then otherwise exercisable.

     For purposes of the 1995 Plan, the term "change in control" means an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement pursuant to
Schedule 14A or 14C promulgated under the Securities Act 193 [Insert date]. The determination whether and when a change in control has occurred or is about to occur shall be made by vote of a majority of the persons who shall have constituted the Board, or Committee so designated immediately prior to the occurrence of the event or series of events constituting such change in control.

     For purposes of the 1995 Plan, the "Option Value" of one share of Common Stock on a given date shall be the excess of (I) the fair market value of one share on such date, over (ii) the option price per share of the surrendered Option.


12. Effectiveness of the 1995 Plan.

     The 1995 Plan shall become effective upon the approval thereof by a majority of the votes properly cast thereon at a meeting of stockholders of the Corporation duly called and held. The Board, or Committee so designated, thereafter may, in its discretion, make awards under the 1995 Plan, the exercise of which shall be expressly subject to the conditions that, at the time of exercise, (I) the shares of Common Stock reserved for purposes of the 1995 Plan shall be duly listed, upon official notice of issuance, upon the appropriate stock exchange, if shares of Common Stock are then listed, and (ii) a Registration Statement under the Securities Act of 1933 (the "Securities Act") with respect to such shares shall be effective, or other provision satisfactory to the Board, or Committee so designated, shall have been made so that such shares may be issued without violation of the Securities Act.

13. Termination and Amendment of the 1995 Plan.

     The Board of Directors of the Corporation may, at any time prior to the termination of the 1995 Plan, suspend, terminate, modify or amend the 1995 Plan; provided that any increase in the aggregate number of shares reserved for issuance upon the exercise of Options, any increase in the maximum number of shares for which Options may be granted to any employee during any period, any reduction in the purchase price of the Common Stock covered by any Option, any extension of the period during which Options may be granted or increase beyond ten years in the maximum term of Options, or any material modification in the eligibility requirements for participation in the 1995 Plan, shall be subject to the approval of stockholders in the manner provided in paragraph 12, except that any such increase, reduction, or change that may result from any adjustment authorized by paragraph 11 or any modification or amendment based on any amendment of the Exchange Act, the Code or change in any regulation promulgated thereunder (to the extent permitted by the Exchange Act, the Code, the Securities and Exchange Commission or the Internal Revenue Services) shall not require such approval. No suspension, termination, modification or amendment of the 1995 Plan may, without the consent of the holder of an outstanding option, adversely affect the rights of such holder.

14. Severability.

     In the event that any one or more provisions of the 1995 Plan or any Agreement, or any action taken pursuant to the 1995 Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the 1995 Plan or of such or any other Agreement, but in such particular jurisdiction and instance the 1995 Plan, and the affected Agreement, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.


15. Effect on Prior Option Plans.

     The adoption of the 1995 Plan shall have no effect on outstanding options, if any, previously granted by the Corporation.

16. Certain Definitions.

     (a) The term "parent corporation" and "subsidiary corporation" shall have the meanings, with respect to the Corporation, set forth in Sections 425(e) and
(f) of the Code, respectively.

     (b) The term "disinterested person" shall mean a director who is not, during the one year prior to service as an administrator of the 1995 Plan, or during such service, granted or awarded equity securities pursuant to the 1995 Plan or any other plan of the Corporation or any of its affiliates, except that:
(A) participation in a formula plan meeting the conditions in paragraph
(c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") shall not disqualify a director from being a disinterested person, and (B) participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(I) of Rule 16b-3 shall not disqualify a director from being a disinterested party.

     (c) The term "fair market value" of a share of Common Stock shall mean, as of the date on which such fair market value is to be determined, the closing price of a share of Common Stock as reported in The Wall Street Journal (or a publication deemed equivalent to The Wall Street Journal (or from such other available and reputable source) for such purpose by the Board or Committee so designated) for the national securities exchanges and other securities markets which at the time are included in the stock price quotations of such publication. In the event that the Board, or Committee, so designated, shall determine such stock price quotation is not representative of fair market value, the Board or Committee so designated, may determine fair market value in such a manner as it shall deem appropriate under the circumstances.

                                     PROXY
                          BLC FINANCIAL SERVICES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS--       , 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby nominates and appoints Peter D. Blanck, Robert C. McGee and Robert F. Tannenhauser, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of stock of BLC FINANCIAL SERVICES, INC. (the 'Company') which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Weil, Gotshal & Manges LLP, 25th Floor Conference Center,
located at 767 Fifth Avenue, New York, New York, on      , 1997 at 11:00 A.M.
and at any adjournment or adjournments thereof with authority to vote said stock on the following matters:

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1:

   1. Approval of an amendment to the Certificate of Incorporation of the Company (the 'Certificate of Incorporation') to adopt a 'fair price' provision.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2:

   2. Approve an amendment to the Certificate of Incorporation to provide for the classification of the Board of Directors into three classes.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3:

   3. Approval of an amendment to the Certificate of Incorporation to require the consent of the holders of seventy-five percent (75%) of the stockholders to take action without a meeting of stockholders.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4:

   4. Approval of an amendment to the Certificate of Incorporation requiring the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter or repeal the By-laws and to allow the Board of Directors to amend, alter or repeal the By-laws without the consent of the Company's stockholders.

                   / / FOR      / / AGAINST      / / ABSTAIN

   5. Approval of an amendment to the Certificate of Incorporation to require the affirmative vote of the holders of seventy-five percent (75%) of the outstanding voting stock to amend, alter or repeal the amendments to the Certificate of Incorporation that are proposed to be adopted in the attached Proxy Statement in Proposals 1 through 4, as well as this amendment.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6:

   6. Approval of an amendment to the By-laws of the Company (the 'By-laws') to require that special meetings of stockholders may be called only by the Board of Directors, the President or the Chairman of the Board.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 7:

   7. Approval of an amendment to the By-laws to require that stockholders submit director nominations and other business to be considered at meetings of stockholders at least 90 days in advance of such meeting.

                   / / FOR      / / AGAINST      / / ABSTAIN

                                     (Continued, and to be signed on other side)

(Continued from other side)

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 8:

   8. The election of seven directors of the Company. Peter D. Blanck, Robert C. McGee, Kenneth S. Schwartz, M.D., Robert W. Wien, Robert W. D'Loren, Irwing E. Redlener, M.D., Robert F. Tannenhauser

 / / VOTE FOR all nominees listed above, except vote withheld for the following
nominees, if any:                         or / / VOTE WITHHELD for all nominees.

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 9:

   9. Approval of alternative proposals to amend the Certificate of Incorporation to effect a one-for-two, one-for-three, one-for-four or one-for-five reverse stock split of the outstanding shares of common stock, par value $.01 per share, of the Company.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 10:

   10. Approval of the adoption of the Amended 1995 Management Incentive Plan.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 11:

   11. Ratification of the appointment of Richard A. Eisner & Company LLP as auditors of the Company for the fiscal year ending on June 30, 1996.

                   / / FOR      / / AGAINST      / / ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 12:

   12. Upon any matters incidental to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournment thereof.

                   / / FOR      / / AGAINST      / / ABSTAIN

   UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED 'FOR' PROPOSALS 1-12 above. DISCRETION WILL BE USED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJUOURNMENTS THEREOF.

   NOTE: Please sign and return promptly in the envelope provided. No postage is required if mailed in the United States.

                                                      Date: _____________ , 1997


                                                      --------------------------
                                                             (Signature)

                                                      --------------------------
                                                             (Signature)
                                                      Please sign exactly as
                                                      your name appears. When
                                                      signing as attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please set forth your full
                                                      title. If signer is a
                                                      corporation, please sign
                                                      the full corporation name
                                                      by a duly authorized
                                                      officer. Joint
                                                      shareholders should each
                                                      sign.